UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2010

Date of reporting period: May 18, 2009 (commencement of operations) — April 30, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PVSAX

Putnam Capital Spectrum Fund

Annual report
4 | 30 | 10

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Capital Spectrum
Fund

Annual report
4 | 30 | 10

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Financial statements	16
Federal tax information	44
Shareholder meeting results	45
About the Trustees	46
Officers	48

Message from the Trustees

Dear Fellow Shareholder:

Volatility returned to global equity markets this spring. This change was to be expected after the remarkable advances of the past year, but the headlines from Europe added fuel.

If 2009 can be characterized as a rebound from the liquidity crisis, the investment environment for 2010 is shaping up to be somewhat more difficult, one that requires analysis, insight, innovation, and expertise.

These attributes form the very core of Putnam’s analytic, active-management approach, which seeks to weather short-term periods of market dislocation, while preparing for the expected return of a more positive investing environment. With volatility rising in fixed-income markets, bond investors should benefit from active management as well.

We would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, which went into effect earlier this year. We would also like to welcome new shareholders to the fund, and thank all of our investors for your continued confidence in Putnam.

About the fund

Putnam Capital Spectrum Fund

Often, the best investment opportunities are presented by more complex securities that require deep expertise and a unique set of skills. Putnam Capital Spectrum Fund is designed to capitalize on the potential of leveraged companies — those that use debt as a tool to improve their business performance. Investing in leveraged companies is a specialized niche, requiring considerable skill to understand the intricacies of capital structures and balance sheets.

An experienced manager

Portfolio Manager David Glancy has been immersed in this area of the market since 1987, and has managed leveraged-company portfolios over several economic and market cycles. In managing the fund, he has the flexibility to invest in securities —including common stocks, bonds, bank loans, and convertible securities — across a leveraged-company’s capital structure.

His process is based on rigorous fundamental research to determine which securities offer the most attractive total return potential relative to risk. He begins by analyzing a business to understand how it became successful and how it generates its revenues and profits. Then, he studies its capital structure to determine the company’s current situation and to evaluate whether it offers attractive investment potential.

A new dimension

Leveraged-company securities can add a new dimension to investment portfolios because they offer different performance characteristics than the broad stock and bond markets. Putnam Capital Spectrum Fund combines these securities with active management and rigorous fundamental research to seek long-term capital appreciation for investors.

Consider these risks before investing: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in relatively few issuers and involves more risk than a fund that invests more broadly. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Mortgage-backed securities are subject to prepayment risk. Unlike bonds, bond funds have ongoing fees and expenses. Funds that invest in securities of leveraged companies involve the risk that the securities of leveraged companies will be more sensitive to issuer, political, market, and economic developments than the market as a whole and the securities of other types of companies. Investments in securities of leveraged companies are likely to be more volatile than investments in companies that are not leveraged. The fund may focus its investments in types of securities — equities, fixed income, or bank loans — that underperform relative to, or are more volatile than, other types of securities. The use of derivatives involves special risks and may result in losses. A fund that engages in short sales of securities may incur losses if the securities appreciate in value and may experience higher volatility due to leverage resulting from investing the proceeds of securities sold short. When short-selling, investors sell borrowed shares, hoping to repurchase them at a lower price before returning them to the lender.

Performance
snapshot

Total return (%) comparison as of 4/30/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the period, this fund may have limited expenses, without which returns would have been lower. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the life-of-fund period are not annualized, but cumulative.

† The Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

Interview with your
fund’s portfolio manager

David Glancy

David, Putnam Capital Spectrum Fund
launched on May 18, 2009. How did the fund
perform from its inception date through
April 30, 2010?

The fund delivered a total return of 41.85%, outpacing the 37.08% advance of its custom benchmark, which is a blend of the S&P 500 Index and the JPMorgan Developed High Yield Index. The fund also outpaced the average 33.75% return of its Lipper peer group, Multi-Cap Core Funds. Stock selection was the primary driver behind the fund’s outperformance during the period.

Because Putnam Capital Spectrum Fund is
relatively new, can you provide an overview
of your investment strategy?

Sure. The premise behind this fund is to invest in U.S.-based leveraged companies. These are companies with high debt levels relative to their earnings before interest payments, taxes, depreciation, and amortization, known as “EBITDA.” We conduct a rigorous fundamental research process that focuses on finding leveraged companies with the most attractive total return potential, relative to risk.

How does the research process work for
Putnam Capital Spectrum Fund?

First, we analyze companies to understand where their cash flow comes from and the risks to that cash flow. Next, we analyze each company’s capital structure — the ways it finances its operations — to determine opportunities and risks.

For example, we examine whether a company has sufficient cash flow to cover liabilities at each level of its capital structure. After analyzing scenarios for each company, I build the portfolio by weighing the merits of different securities with the goal of

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the period from 5/18/09 (commencement of operations) to 4/30/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14. The short-term results of a new fund are not necessarily indicative of its long-term prospects.

establishing the best overall trade-off between potential return and risk.

What was the environment for
leveraged-company investments during
the period?

Historically, as the economy emerges from recessions, leveraged companies have tended to outperform the broad market, and this time was no different. In fact, you could say that the phenomenon was amplified during this time period.

During the depths of the credit crisis in late 2008 and early 2009, negative perceptions of companies holding large amounts of debt hit leveraged-company securities hard.

When the economy began to grow again and the environment improved for companies that use leverage, these securities were well positioned for positive returns.

Leveraged companies saw a significant rally in the latter half of 2009, outpacing those that are more typically represented in the S&P 500 Index. Historically low interest rates, government stimulus spending, and surprisingly strong levels of consumer spending also contributed to the rebound in leveraged company securities.

Were there any particular companies that
helped performance during the period?

Yes, three companies stand out. Shares of NewStar Financial, a middle-market corporate and commercial real estate lender, performed extremely well thanks to the improved outlook for debt markets and increased lending activity.

Additionally, NewStar Financial was able to obtain a new credit facility in the early part of 2010, which eased some concerns about the company’s liquidity and future access to capital.

Rhodia SA, a French specialty chemicals conglomerate, also contributed to performance. Successful efforts to renegotiate the company’s debt covenant, above-average exposure to fast-growing emerging markets, cost improvements on raw materials, and strong pricing power all helped the company’s results.

Shares of Netherlands-based AerCap Holdings were out of favor in early 2009,

Portfolio composition as of 4/30/10

	LONG SECURITIES	SHORT SECURITIES	ALL SECURITIES

Common stock	51.80%	–0.86%	50.94%
Short-term investments	21.29%	—	21.29%
Corporate bonds and notes	17.59%	—	17.59%
Senior loans	4.54%	—	4.54%
Convertible bonds and notes	3.12%	—	3.12%
Convertible preferred stock	1.58%	—	1.58%
Preferred stock	1.29%	—	1.29%
Investment companies	—	–0.35%	–0.35%

Allocations are represented as a percentage of portfolio market value. Data includes exposure achieved through various derivative instruments; however, it excludes short-term investments held as collateral for loaned securities and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

“Opportunistic investing is a key part of
the fund’s strategy. To do that effec-
tively, I need to have cash on hand so I
can scoop up bargains.”
David Glancy

as the future of the aircraft leasing business looked bleak. Investors were concerned that access to capital could be limited due to stressed debt markets. The company’s ability to re-lease assets was questioned and concerns about oversupply combined to drive the stock lower.

However, improving aircraft leasing business fundamentals in 2010 and a strategic acquisition by the company bolstered its prospects, and AerCap Holdings’ stock price followed suit.

Could you discuss some of the holdings that
detracted from the fund’s returns?

DISH Network Corporation and EchoStar Corporation both detracted from returns. DISH provides the DISH Network television service, the nation’s second-largest direct broadcast satellite subscription television service.

Despite increased subscriber growth, shares of DISH lost ground as the company’s lawsuit with TiVo continued to be unresolved. TiVo sued DISH in 2004 for infringement of its real-time TV pausing and rewinding features.

A federal appeals panel in Washington sided with TiVo in March. This development could lead the company to shut down digital video recorder (DVR) service for millions of subscribers.

EchoStar engages in the design, development, and distribution of digital set-top boxes and related products for direct-to-home satellite service providers. The company’s set-top boxes allow consumers to watch, control, and record television programming through (DVR) technology integrated with satellite receivers. Due to EchoStar’s direct relationship with DISH, its shares were similarly affected by the litigation.

Top 10 holdings

HOLDING
(percentage of fund’s net assets)	SECURITY INFORMATION	SECTOR/INDUSTRY

DISH Network Corp. (8.1%)	Class A common stock	Consumer cyclicals/Broadcasting
EchoStar Corp. (6.9%)	Class A common stock	Consumer cyclicals/Broadcasting
NewStar Financial, Inc. (2.5%)	Common stock	Financials/Finance
Southwest Airlines Co. (2.4%)	Common stock	Transportation/Airlines
AerCap Holdings NV (2.3%)	Common stock (Netherlands)	Financials/Finance
TiVo, Inc. (1.7%)	Common stock	Consumer cyclicals/Broadcasting
Select Comfort Corp. (1.7%)	Common stock	Consumer cyclicals/Household
furniture and appliances
Rosetta Resources, Inc. (1.7%)	Common stock	Utilities and power/Power producers
STAAR Surgical Co. (1.7%)	Common stock	Health care/Medical technology
Rhodia SA (1.6%)	Common stock (France)	Basic materials/Chemicals

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 4/30/10. Short-term holdings are excluded. Holdings will vary over time.

A good portion of the fund’s assets were
held in cash. Can you explain the role that
cash plays in your strategy?

Opportunistic investing is a key part of the fund’s strategy. To do that effectively, I need to have cash on hand so I can scoop up bargains when they become available.

Cash also provides an effective way to balance out the volatility that is inherent in the securities of the companies the fund invests in. In addition, the fund does have the flexibility of selling securities short.

Thus, to serve as collateral, I need to keep cash amounts in the portfolio at least equivalent to the value of the short positions. Finally, because the fund is relatively new, it continues to receive significant flows of new money on a regular basis.

What’s your outlook for leveraged-company
stocks, bonds, and bank loans?

Historically, securities of leveraged companies have benefited strongly when financial markets and the economy are recovering. Today, many highly leveraged companies are generating more-than-sufficient cash flow to meet their long-term debt obligations, and are not at risk of default or bankruptcy.

Looking across the entire spectrum of leveraged-company securities, we are seeing the most opportunities in leveraged-company stocks.

However, opportunities remain in bonds as well, even after a very strong run for fixed-income securities in the past year.

Credit spreads — the premium paid over a low-risk U.S. Treasury bond — remain at historically high levels. As an asset class, we are underweight bank loans, as we consider them closer to fair value, therefore leaving little room for capital appreciation.

Thank you, David, for your time and
insights today.

Sector allocations as of 4/30/10

	LONG SECURITIES	SHORT SECURITIES	ALL SECURITIES

Consumer cyclicals	28.85%	—	28.85%
Short-term investments	21.29%	—	21.29%
Financials	11.87%	—	11.87%
Basic materials	7.15%	—	7.15%
Energy	6.45%	—	6.45%
Technology	6.44%	—	6.44%
Transportation	4.37%	—	4.37%
Consumer staples	4.14%	–0.20%	3.94%
Utilities and power	2.79%	—	2.79%
Health care	3.45%	–0.66%	2.79%
Communication services	2.43%	—	2.43%
Capital goods	1.98%	—	1.98%
Other	—	–0.35%	–0.35%

Allocations are represented as a percentage of portfolio market value. Excludes short-term investments held as collateral for loaned securities. Holdings and allocations may vary over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David Glancy has an M.B.A. from Goizueta Business School at Emory University and a B.A. from Tulane University. He joined Putnam in 2009 and has been in the investment industry since 1987.

IN THE NEWS

The first-quarter earnings season was much better than expected. With virtually all of the S&P 500 companies reporting, 68% have beaten earnings analysts’ expectations, according to Standard & Poor’s. In a typical quarter, 61% of companies beat estimates. Both top-line (sales) and bottom-line earnings (profits) are coming in above expectations. Companies that undertook aggressive cost-cutting during the economic downturn have added to their bottom lines. Now many of those firms are experiencing rising sales, which is essential to sustained, long-term growth.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period ended April 30, 2010. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents performance since the fund’s inception date of May 18, 2009. Past performance does not guarantee future results, and the short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for the period ended 4/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	41.85%	33.65%	40.81%	35.81%	40.79%	39.79%	41.13%	36.23%	41.46%	42.16%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

For a portion of the period, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 30 days of purchase.

Comparative index returns For the period ended 4/30/10

	Capital Spectrum	Lipper Multi-Cap Core Funds
	Blended Index	category average*

Life of fund	37.08%	33.75%

Index and Lipper results should be compared to fund performance at net asset value.

* Over the life-of-fund period ended 4/30/10, there were 819 funds in this Lipper category.

Change in the value of a $10,000 investment ($9,425 after sales charge) Cumulative total return from 5/18/09 to 4/30/10

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,081 ($13,581 after contingent deferred sales charge) and $14,079 ($13,979 after contingent deferred sales charge), respectively. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $13,623 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $14,146 and $14,216, respectively.

Fund price and distribution information For the period ended 4/30/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	3		3	3	3		3	3

Income	$0.2758		$0.1838	$0.2158	$0.2268		$0.2338	$0.3078

Capital gains — Long-term	—		—	—	—		—	—

Capital gains — Short-term	0.4932		0.4932	0.4932	0.4932		0.4932	0.4932

Total	$0.7690		$0.6770	$0.7090	$0.7200		$0.7270	$0.8010

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

5/18/09*	$15.00	$15.92	$15.00	$15.00	$15.00	$15.54	$15.00	$15.00

4/30/10	20.41	21.66	20.36	20.32	20.36	21.10	20.40	20.42

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	2.65%	2.49%	1.96%	2.19%	2.40%	2.31%	2.39%	2.84%

Current 30-day SEC yield [2]	N/A	0.95	0.29	0.29	N/A	0.51	0.77	1.29

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Inception date of the fund.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for the period ended 3/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	35.04%	27.24%	34.17%	29.17%	34.13%	33.13%	34.41%	29.74%	34.73%	35.34%

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Estimated net expenses for the fiscal year
ended 4/30/10*	1.50%	2.25%	2.25%	2.00%	1.75%	1.25%

Estimated total annual operating expenses for the
fiscal year ended 4/30/10	1.70%	2.45%	2.45%	2.20%	1.95%	1.45%

Annualized expense ratio for the six-month
period ended 4/30/10†‡	1.47%	2.22%	2.22%	1.97%	1.72%	1.22%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 7/31/10.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on current fiscal period data in the financial highlights.

‡ Includes interest accrued in connection with certain securities, which amounted to 0.01% of average net assets for the six months ended 4/30/10.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Capital Spectrum Fund from November 1, 2009, to April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.12	$12.24	$12.24	$10.87	$9.50	$6.75

Ending value (after expenses)	$1,229.00	$1,223.80	$1,223.50	$1,225.40	$1,226.70	$1,230.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2010, use the following calculation method. To find the value of your investment on November 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.35	$11.08	$11.08	$9.84	$8.60	$6.11

Ending value (after expenses)	$1,017.50	$1,013.79	$1,013.79	$1,015.03	$1,016.27	$1,018.74

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding

Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2010, Putnam employees had approximately $347,000,000 and the Trustees had approximately $49,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Capital Spectrum Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Spectrum Fund (the fund) at April 30, 2010, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 18, 2009 (commencement of operations) to April 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 14, 2010

The fund’s portfolio 4/30/10

COMMON STOCKS (49.6%)*	Shares	Value

Airlines (3.8%)
AirTran Holdings, Inc. †	120,500	$636,240

Southwest Airlines Co.	236,100	3,111,798

UAL Corp. † S	48,100	1,037,998

		4,786,036
Banking (0.9%)
Wells Fargo & Co.	34,500	1,142,295

		1,142,295
Broadcasting (16.7%)
DISH Network Corp. Class A	465,000	10,299,750

EchoStar Corp. Class A † S	458,814	8,813,812

TiVo, Inc. †	124,800	2,186,496

		21,300,058
Cable television (0.7%)
Cablevision Systems Corp. Class A	34,000	932,960

		932,960
Chemicals (3.3%)
OM Group, Inc. †	8,100	305,775

Rhodia SA (France) †	88,343	2,069,880

W.R. Grace & Co. †	62,800	1,814,292

		4,189,947
Commercial and consumer services (0.1%)
Orbitz Worldwide, Inc. †	15,300	100,827

		100,827
Computers (1.1%)
Polycom, Inc. †	31,900	1,038,345

Silicon Graphics International Corp. †	40,800	403,512

		1,441,857
Consumer services (2.1%)
NutriSystem, Inc.	40,900	790,597

WebMD Health Corp. Class A † S	39,900	1,932,756

		2,723,353
Electronics (1.0%)
Sensata Technologies Holding NV
(Netherlands) †	62,600	1,252,000

		1,252,000
Financials (4.9%)
AerCap Holdings NV (Netherlands) †	215,500	2,973,900

NewStar Financial, Inc. †	420,485	3,220,915

		6,194,815
Forest products and packaging (0.9%)
Louisiana-Pacific Corp. †	100,100	1,177,176

		1,177,176
Gaming and lottery (1.2%)
Pinnacle Entertainment, Inc. †	109,100	1,476,123

		1,476,123
Health-care services (1.1%)
Lincare Holdings, Inc. †	29,900	1,396,031

		1,396,031
Household furniture and appliances (1.7%)
Select Comfort Corp. †	192,780	2,182,270

		2,182,270
Insurance (0.2%)
American Financial Group, Inc.	10,700	314,901

		314,901

COMMON STOCKS (49.6%)* cont.		Shares	Value

Investment banking/Brokerage (1.2%)
Och-Ziff Capital Management Group
Class A		89,400	$1,566,288

			1,566,288
Manufacturing (0.2%)
Thermadyne Holdings Corp. †		23,800	261,086

			261,086
Medical technology (1.9%)
Alliance Imaging, Inc. †		66,700	357,512

STAAR Surgical Co. †		414,400	2,109,296

			2,466,808
Natural gas utilities (0.4%)
Questar Corp.		10,000	479,500

			479,500
Oil and gas (3.2%)
Anadarko Petroleum Corp.		2,400	149,184

PetroHawk Energy Corp. †		9,600	207,264

Pioneer Natural Resources Co.		14,400	923,472

Plains Exploration & Production Co. †		10,800	316,548

St. Mary Land & Exploration Co.		27,500	1,106,600

Swift Energy Co. †		39,609	1,433,054

			4,136,122
Power producers (1.7%)
Rosetta Resources, Inc. †		85,000	2,116,500

			2,116,500
Restaurants (0.9%)
AFC Enterprises †		57,200	624,052

Famous Dave’s of America, Inc. †		59,800	560,924

			1,184,976
Schools (0.3%)
Apollo Group, Inc. Class A †		6,900	396,129

			396,129
Telecommunications (0.1%)
TerreStar Corp. †		84,100	65,598

			65,598
Total common stocks (cost $51,078,675)			$63,283,656

CORPORATE BONDS AND NOTES (16.8%)*	Principal amount		Value

Automotive (0.3%)
Navistar International Corp.
sr. notes 8 1/4s, 2021		$135,000	$142,425

TRW Automotive, Inc. company
guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	200,000	264,789

			407,214
Banking (0.4%)
Provident Funding Associates 144A
sr. notes 10 1/4s, 2017		$500,000	517,500

			517,500
Biotechnology (0.1%)
Talecris Biotherapeutics
Holdings Corp. 144A sr. unsec.
notes 7 3/4s, 2016		105,000	106,050

			106,050

CORPORATE BONDS AND NOTES (16.8%)* cont.	Principal amount	Value

Broadcasting (0.7%)
Belo Corp. sr. unsec.
unsub. notes 8s, 2016	$65,000	$67,925

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 6 3/8s,
2015	250,000	259,063

Gray Television, Inc. 144A company
guaranty sr. notes 10 1/2s, 2015	280,000	281,050

XM Satellite Radio, Inc. 144A company
guaranty sr. unsec. notes 13s, 2013	85,000	96,475

XM Satellite Radio, Inc. 144A
sr. notes 11 1/4s, 2013	150,000	164,625

		869,138
Building materials (0.4%)
Owens Corning, Inc. company
guaranty unsec. unsub. notes 9s, 2019	400,000	481,000

		481,000
Cable television (0.5%)
Cablevision Systems Corp. sr. unsec.
unsub. notes 8s, 2020	335,000	340,863

Mediacom LLC/Mediacom Capital Corp.
144A sr. notes 9 1/8s, 2019	50,000	51,500

Virgin Media Finance PLC company
guaranty sr. notes Ser. 1, 9 1/2s,
2016 (United Kingdom)	225,000	246,938

		639,301
Chemicals (0.5%)
Huntsman International, LLC 144A
sr. sub. notes 8 5/8s, 2020	500,000	505,000

Solutia, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2020	135,000	139,388

		644,388
Coal (0.1%)
International Coal Group, Inc.
sr. notes 9 1/8s, 2018	95,000	98,325

		98,325
Commercial and consumer services (0.4%)
National Money Mart Co. 144A company
guaranty sr. notes 10 3/8s, 2016 (Canada)	500,000	528,750

		528,750
Computers (0.4%)
Ceridian Corp. company
guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	319,500	329,085

SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	250,000	256,563

		585,648
Construction (0.1%)
Associated Materials, LLC/Associated
Materials Finance, Inc. company
guaranty sr. notes 9 7/8s, 2016	70,000	76,650

		76,650

CORPORATE BONDS AND NOTES (16.8%)* cont.	Principal amount		Value

Consumer finance (0.9%)
American General Finance Corp.
sr. unsec. notes Ser. MTNH, 4 5/8s, 2010		$400,000	$399,326

GMAC, Inc. 144A company
guaranty sr. unsec. notes 8s, 2020		500,000	516,250

GMAC, LLC sr. unsec.
unsub. notes 7 1/4s, 2011		300,000	305,987

			1,221,563
Consumer services (0.1%)
Avis Budget Car Rental, LLC 144A
company guaranty sr. notes 9 5/8s, 2018		125,000	135,000

RSC Equipment Rental, Inc. 144A
sr. sec. notes 10s, 2017		40,000	43,700

			178,700
Containers (0.3%)
BBC Holding Corp. sr. notes 8 7/8s, 2014		85,000	83,513

Berry Plastics Corp. 144A
sr. notes 9 1/2s, 2018		300,000	297,375

			380,888
Electronics (1.1%)
Advanced Micro Devices, Inc. 144A
sr. unsec. notes 8 1/8s, 2017		160,000	164,800

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 9 1/8s, 2014 ‡‡		477,467	476,273

Freescale Semiconductor, Inc. 144A
company guaranty sr. notes 9 1/4s, 2018		700,000	728,000

			1,369,073
Energy (oil field) (0.3%)
Stallion Oilfield Services/Stallion
Oilfield Finance Corp. 144A
sr. unsec. notes 9 3/4s,
2015 (In default) †		600,000	378,000

			378,000
Entertainment (0.1%)
Cinemark, Inc. company
guaranty sr. unsec. notes 8 5/8s, 2019		165,000	174,900

			174,900
Financial (0.7%)
FireKeepers Development Authority
144A sr. sec. notes 13 7/8s, 2015		450,000	522,000

Leucadia National Corp. sr. unsec.
notes 8 1/8s, 2015		250,000	261,875

Reynolds Group DL
Escrow, Inc./Reynolds Group
Escrow, LLC 144A sr. sec.
notes 7 3/4s, 2016 (Luxembourg)		130,000	134,550

			918,425
Forest products and packaging (0.9%)
NewPage Corp. company guaranty sr.
notes 11 3/8s, 2014		270,000	277,425

PE Paper Escrow GmbH
sr. notes Ser. REGS, 11 3/4s, 2014 (Austria)	EUR	70,000	105,087

PE Paper Escrow GmbH 144A
sr. notes 12s, 2014 (Austria)		$100,000	114,000

CORPORATE BONDS AND NOTES (16.8%)* cont.	Principal amount	Value

Forest products and packaging cont.
Verso Paper Holdings, LLC/Verso
Paper, Inc. company guaranty Ser. B,
11 3/8s, 2016	$400,000	$383,000

Verso Paper Holdings, LLC/Verso
Paper, Inc. 144A sr. notes 11 1/2s, 2014	275,000	305,938

		1,185,450
Gaming and lottery (1.6%)
American Casino & Entertainment
Properties LLC sr. notes 11s, 2014	135,000	132,638

Harrahs Operating Escrow, LLC/Harrahs
Escrow Corp. 144A sr. notes 12 3/4s, 2018	565,000	558,644

MTR Gaming Group, Inc. company
guaranty sr. notes 12 5/8s, 2014	400,000	420,000

Penn National Gaming, Inc. 144A
sr. unsec. sub. notes 8 3/4s, 2019	90,000	93,825

Pinnacle Entertainment, Inc. 144A
sr. notes 8 5/8s, 2017	500,000	522,500

Pinnacle Entertainment, Inc. 144A
sr. sub. notes 8 3/4s, 2020	350,000	350,438

		2,078,045
Homebuilding (0.2%)
Standard Pacific Corp. company
guaranty sr. notes 10 3/4s, 2016	150,000	169,875

Standard Pacific Corp. company
guaranty sr. notes 8 3/8s, 2018	120,000	120,900

		290,775
Lodging/Tourism (0.1%)
FelCor Lodging LP company
guaranty sr. notes 10s, 2014 R	100,000	104,500

		104,500
Machinery (0.2%)
Cleaver-Brooks, Inc. 144A
sr. notes 12 1/4s, 2016	240,000	242,400

		242,400
Manufacturing (1.2%)
General Cable Corp. company
guaranty sr. unsec. unsub. notes FRN
2.666s, 2015	20,000	18,300

RBS Global, Inc./Rexnord Corp. 144A
company guaranty sr. unsec.
notes 8 1/2s, 2018	500,000	501,250

Thermadyne Holdings Corp. company
guaranty sr. unsec.
sub. notes 11 1/2s, 2014	990,000	1,009,800

		1,529,350
Medical services (0.2%)
DaVita, Inc. company guaranty 6 5/8s, 2013	250,000	252,500

		252,500
Oil and gas (2.1%)
Compton Petroleum Corp. company
guaranty 7 5/8s, 2013 (Canada)	500,000	425,000

Connacher Oil and Gas, Ltd. 144A
sr. sec. notes 11 3/4s, 2014 (Canada)	255,000	280,500

CORPORATE BONDS AND NOTES (16.8%)* cont.	Principal amount	Value

Oil and gas cont.
Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014	$250,000	$254,375

PetroHawk Energy Corp. company
guaranty sr. unsec. notes 10 1/2s, 2014	250,000	276,250

Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018	480,000	516,000

Plains Exploration & Production Co.
company guaranty 7s, 2017	250,000	247,500

Quicksilver Resources, Inc.
sr. notes 11 3/4s, 2016	200,000	232,000

Range Resources Corp. company
guaranty sr. unsec.
sub. notes 7 1/2s, 2017	250,000	261,250

SandRidge Energy, Inc. 144A
sr. unsec. notes 9 7/8s, 2016	200,000	210,000

		2,702,875
Power producers (0.6%)
Calpine Corp. 144A sr. sec.
notes 7 1/4s, 2017	174,000	168,780

Rosetta Resources, Inc. 144A company
guaranty sr. unsec. notes 9 1/2s, 2018	600,000	615,000

		783,780
Railroads (0.1%)
RailAmerica, Inc. company
guaranty sr. notes 9 1/4s, 2017	68,000	73,270

		73,270
Real estate (0.2%)
CB Richard Ellis Services, Inc.
company guaranty sr. unsec.
sub. notes 11 5/8s, 2017	200,000	227,000

		227,000
Retail (0.4%)
Great Atlantic & Pacific Tea Co. 144A
sr. notes 11 3/8s, 2015	80,000	79,200

Michaels Stores, Inc. company
guaranty 11 3/8s, 2016	300,000	327,750

United Auto Group, Inc. company
guaranty 7 3/4s, 2016	80,000	78,400

		485,350
Technology (0.3%)
Unisys Corp. 144A company
guaranty sr. sub. notes 14 1/4s, 2015	290,000	349,450

		349,450
Technology services (0.6%)
First Data Corp. company
guaranty sr. unsec. notes 10.55s, 2015 ‡‡	221,656	196,166

First Data Corp. company
guaranty sr. unsec. notes 9 7/8s, 2015	200,000	183,000

First Data Corp. company
guaranty sr. unsec.
sub. notes 11 1/4s, 2016	200,000	167,000

Iron Mountain, Inc.
sr. sub. notes 8 3/8s, 2021	195,000	205,969

		752,135

CORPORATE BONDS AND NOTES (16.8%)* cont.	Principal amount	Value

Telecommunications (0.7%)
Digicel Group, Ltd. 144A
sr. notes 10 1/2s, 2018 (Jamaica)	$170,000	$181,475

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014	250,000	259,375

NII Capital Corp. 144A company
guaranty sr. notes 10s, 2016	195,000	216,450

Sprint Nextel Corp. sr. notes 8 3/8s, 2017	180,000	186,075

		843,375
Textiles (—%)
Hanesbrands, Inc. company
guaranty sr. unsec. notes FRN
Ser. B, 3.831s, 2014	10,000	9,650

		9,650
Total corporate bonds and notes (cost $19,789,195)		$21,485,418

SENIOR LOANS (4.3%)* [c]	Principal amount	Value

Automotive (0.9%)
Visteon Corp. bank term loan FRN
Ser. B1, 5 3/4s, 2013	$1,000,000	$1,082,500

		1,082,500
Chemicals (1.1%)
Basell Germany Holdings GmbH bank
term loan FRN Ser. B1, 4.001s, 2014
(Germany)	36,752	21,867

Basell Germany Holdings GmbH bank
term loan FRN Ser. B1, 0.663s, 2014
(Germany)	26,251	23,757

Basell Germany Holdings GmbH bank
term loan FRN Ser. B2, 4.001s, 2014
(Germany)	36,752	21,867

Basell Germany Holdings GmbH bank
term loan FRN Ser. B2, 0.663s, 2014
(Germany)	26,251	23,757

Basell Germany Holdings GmbH bank
term loan FRN Ser. B3, 0.663s, 2014
(Germany)	26,251	23,757

Basell Germany Holdings GmgH bank
term loan FRN Ser. B3, 4.001s, 2014
(Germany)	36,752	21,867

Basell Holdings BV bank term loan FRN
3.751s, 2013 (Netherlands)	12,803	7,618

Basell Holdings BV bank term loan FRN
0.374s, 2013 (Netherlands)	9,145	8,276

Basell Holdings BV bank term loan FRN
Ser. A, 3.751s, 2013 (Netherlands)	28,980	17,243

Basell Holdings BV bank term loan FRN
Ser. A, 0.278s, 2013 (Netherlands)	20,700	18,733

Ineos Holdings, Ltd. bank term loan
FRN Ser. B2, 7.501s, 2013
(United Kingdom)	250,000	249,453

SENIOR LOANS (4.3%)* [c] cont.	Principal amount	Value

Chemicals cont.
Ineos Holdings, Ltd. bank term loan
FRN Ser. C2, 8.001s, 2014
(United Kingdom)	$250,000	$249,453

Lyondell Chemical Co. bank term loan
FRN 3.374s, 2013	34,293	31,035

Lyondell Chemical Co. bank term loan
FRN 3.251s, 2013	48,010	28,566

Lyondell Chemical Co. bank term loan
FRN Ser. A, 3.528s, 2013	65,338	59,131

Lyondell Chemical Co. bank term loan
FRN Ser. A, 3.501s, 2013	91,473	54,427

Lyondell Chemical Co. bank term loan
FRN Ser. B1, 6 3/4s, 2014	113,923	103,101

Lyondell Chemical Co. bank term loan
FRN Ser. B1, 3.751s, 2014	159,493	94,898

Lyondell Chemical Co. bank term loan
FRN Ser. B2, 6 3/4s, 2014	113,923	103,101

Lyondell Chemical Co. bank term loan
FRN Ser. B2, 6 3/4s, 2014	159,493	94,898

Lyondell Chemical Co. bank term loan
FRN Ser. B3, 6 3/4s, 2014	159,493	94,898

Lyondell Chemical Co. bank term loan
FRN Ser. B3, 3.751s, 2014	113,923	103,101

		1,454,804
Consumer finance (0.3%)
American General Finance Corp. bank
term loan FRN 7 1/4s, 2015	400,000	400,700

		400,700
Consumer goods (0.4%)
Revlon Consumer Products bank term
loan FRN 6s, 2015	500,000	497,054

		497,054
Entertainment (0.5%)
Six Flags Theme Parks bank term loan
FRN 7.563s, 2016	265,000	270,300

Universal City Development Partners,
Ltd. bank term loan FRN Ser. B,
5 1/2s, 2014	399,000	400,410

		670,710
Power producers (—%)
Calpine Corp. bank term loan FRN
Ser. B, 3.165s, 2014	34,217	32,938

		32,938
Retail (0.3%)
Bass Pro Group, LLC bank term loan
FRN Ser. B, 5 3/4s, 2015	430,000	430,358

		430,358
Shipping (0.4%)
Swift Transportation Co., Inc. bank
term loan FRN 8 1/4s, 2014	500,000	478,476

		478,476

SENIOR LOANS (4.3%)* [c] cont.	Principal amount	Value

Technology (0.3%)
Telecordia Technologies, Inc. bank
term loan FRN 6 3/4s, 2016	$375,000	$375,781

		375,781
Telecommunications (0.1%)
Level 3 Financing, Inc. bank term
loan FRN Ser. B, 8.956s, 2014	115,000	125,422

		125,422
Total senior loans ($5,421,642)		$5,548,743

CONVERTIBLE BONDS AND NOTES (3.0%)*	Principal amount	Value

Advanced Micro
Devices, Inc. cv. sr. unsec.
notes 6s, 2015	$1,805,000	$1,739,569

CompuCredit Corp. cv. sr. unsec.
unsub. notes 3 5/8s, 2025	655,000	425,750

Iconix Brand
Group, Inc. cv. sr. sub. notes 1 7/8s, 2012	266,000	254,363

Leap Wireless International, Inc.
cv. sr. unsec. notes 4 1/2s, 2014	200,000	175,000

Level 3 Communications, Inc.
cv. sr. unsec. unsub. notes 5 1/4s, 2011	120,000	118,200

Level 3 Communications, Inc.
cv. sr. unsec. unsub. notes 3 1/2s, 2012	74,000	68,450

Penn Virginia Corp. cv. sr. unsec.
sub. notes 4 1/2s, 2012	200,000	189,750

Sirius Satellite Radio, Inc.
cv. sr. unsec. notes 3 1/4s, 2011	488,000	472,140

Trico Marine Services, Inc.
cv. sr. unsec. debs. 3s, 2027	971,000	368,980

Total convertible bonds and notes (cost $3,299,416)		$3,812,202

CONVERTIBLE PREFERRED STOCKS (1.5%)*	Shares	Value

FelCor Lodging Trust, Inc. Ser. A,
$0.488 cum. cv. pfd. R	97,508	$1,928,825

Total convertible preferred stocks (cost $1,360,496)		$1,928,825

PREFERRED STOCKS (1.2%)*	Shares	Value

Strategic Hotels & Resorts Ser. A,
$2.13 cum. pfd. R	83,118	$1,570,099

Total preferred stocks (cost $1,092,508)		$1,570,099

SHORT-TERM INVESTMENTS (23.0%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund [e]	12,160,551	$12,160,551

Short-term investments held as
collateral for loaned securities
with yields ranging from 0.16%
to 0.28% and due dates ranging from
May 3, 2010 to June 21, 2010 [d]	$3,370,720	3,370,250

U.S. Treasury Bills for an effective
yield of 0.34%, June 10, 2010	400,000	399,849

U.S. Treasury Bills for effective
yields ranging from 0.24% to 0.32%,
November 18, 2010 ###	5,585,000	5,572,618

U.S. Treasury Bills for effective
yields ranging from 0.27% to 0.29%,
December 16, 2010	7,894,000	7,880,564

Total short-term investments ($29,387,333)		$29,383,832

TOTAL INVESTMENTS

Total investments (cost $111,429,265)		$127,012,775

Key to holding’s currency abbreviations

EUR Euro

USD / $ United States Dollar

Key to holding’s abbreviations

FRN Floating Rate Notes

MTNH Medium Term Notes Class H

Notes to the fund’s portfolio

The notes to the fund’s portfolio are for the reporting period ended April 30, 2010.

* Percentages indicated are based on net assets of $127,601,809.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

### This security, in part or in entirety, was segregated for securities sold short at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 8).

d See Note 1 to the financial statements regarding securities lending.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, liquid assets totaling $1,481,636 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

Securities sold short at 4/30/10

COMMON STOCKS (0.8%)*	Shares	Value

Health-care services (0.6%)
Healthways, Inc.†	49,800	$811,242

		811,242
Restaurants (0.2%)
Texas Roadhouse, Inc. Class A†	16,300	240,914

		240,914
Total common stocks (cost $931,017)		$1,052,156

INVESTMENT COMPANIES (0.3%)*	Shares	Value

iShares Russell 2000 Index Fund	6,000	$429,480

Total investment companies (cost $368,951)		$429,480
Total securities sold short (proceeds $1,299,968)		$1,481,636

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$3,297,243	$2,069,880	$—

Capital goods	261,086	—	—

Communication services	998,558	—	—

Consumer cyclicals	25,059,278	—	—

Consumer staples	4,304,458	—	—

Energy	4,136,122	—	—

Financials	9,218,299	—	—

Health care	3,862,839	—	—

Technology	2,693,857	—	—

Transportation	4,786,036	—	—

Utilities and power	2,596,000	—	—

Total common stocks	61,213,776	2,069,880	—
Convertible bonds and notes	—	3,812,202	—

Convertible preferred stocks	—	1,928,825	—

Corporate bonds and notes	—	21,485,418	—

Preferred stocks	1,570,099	—	—

Senior loans	—	5,548,743	—

Short-term investments	12,160,551	17,223,281	—

Totals by level	$74,944,426	$52,068,349	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Securities sold short	$(1,481,636)	$—	$—

Totals by level	$(1,481,636)	$—	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/10

ASSETS

Investment in securities, at value, including $3,287,928 of
securities on loan (Note 1):
Unaffiliated issuers (identified cost $99,268,714)	$114,852,224
Affiliated issuers (identified cost $12,160,551) (Note 7)	12,160,551

Cash	2,236,678

Collateral on short sales (Note 1)	1,522,226

Receivable for short sales margin (Note 1)	19,606

Dividends, interest and other receivables	539,798

Receivable for shares of the fund sold	5,953,767

Receivable for investments sold	222,555

Unamortized offering costs (Note 1)	5,413

Total assets	137,512,818

LIABILITIES

Payable for investments purchased	4,186,999

Payable for shares of the fund repurchased	582,339

Payable for compensation of Manager (Note 2)	62,330

Payable for investor servicing fees (Note 2)	21,830

Payable for custodian fees (Note 2)	3,165

Payable for Trustee compensation and expenses (Note 2)	280

Securities sold short, at value (proceeds receivable
$1,299,968) (Note 1)	1,481,636

Payable for loan financing (Note 1)	40,170

Interest payable for short sales (Note 1)	4,820

Payable for administrative services (Note 2)	331

Payable for distribution fees (Note 2)	16,147

Payable for offering costs (Note 1)	113,203

Collateral on securities loaned, at value (Note 1)	3,370,250

Other accrued expenses	27,509

Total liabilities	9,911,009

Net assets	$127,601,809

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 6)	$110,325,858

Undistributed net investment income (Note 1)	331,702

Accumulated net realized gain on investments and foreign
currency transactions (Note 1)	1,542,497

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	15,401,752

Total — Representing net assets applicable to capital shares outstanding	$127,601,809

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($38,146,535 divided by 1,869,255 shares)	$20.41

Offering price per class A share (100/94.25 of $20.41)*	$21.66

Net asset value and offering price per class B share ($931,012 divided by 45,722 shares)**	$20.36

Net asset value and offering price per class C share ($11,497,351 divided by 565,687 shares)**	$20.32

Net asset value and redemption price per class M share ($300,345 divided by 14,749 shares)	$20.36

Offering price per class M share (100/96.50 of $20.36)*	$21.10

Net asset value, offering price and redemption price per class R share
($14,435 divided by 708 shares)	$20.40

Net asset value, offering price and redemption price per class Y share
($76,712,131 divided by 3,756,614 shares)	$20.42

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations For the period 5/18/09 (commencement of operations)
to 4/30/10

INVESTMENT INCOME

Interest (including interest income of $15,483 from
investments in affiliated issuers) (Note 7)	$1,651,476

Dividends	404,322

Securities lending	3,797

Total investment income	2,059,595

EXPENSES

Compensation of Manager (Note 2)	382,108

Investor servicing fees (Note 2)	126,987

Custodian fees (Note 2)	10,649

Trustee compensation and expenses (Note 2)	5,560

Administrative services (Note 2)	4,837

Dividend expense for short sales (Note 1)	5,176

Interest expense for short sales (Note 1)	7,035

Distribution fees — Class A (Note 2)	50,272

Distribution fees — Class B (Note 2)	5,074

Distribution fees — Class C (Note 2)	30,265

Distribution fees — Class M (Note 2)	576

Distribution fees — Class R (Note 2)	57

Amortization of offering costs (Note 1)	110,810

Auditing	58,517

Other	60,077

Fees waived and reimbursed by Manager (Note 2)	(151,383)

Total expenses	706,617

Expense reduction (Note 2)	(9,284)

Net expenses	697,333

Net investment income	1,362,262

Net realized gain on investments (Notes 1 and 3)	3,431,306

Net realized loss on short sales (Notes 1 and 3)	(307,244)

Net realized loss on foreign currency transactions (Note 1)	(169)

Net realized gain on written options (Notes 1 and 3)	29,559

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(90)

Net unrealized appreciation of investments and short sales during the period	15,401,842

Net gain on investments	18,555,204

Net increase in net assets resulting from operations	$19,917,466

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	For the period 5/18/09
(commencement of operations)
to 4/30/10

Operations:
Net investment income	$1,362,262

Net realized gain on investments and foreign currency transactions	3,153,452

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	15,401,752

Net increase in net assets resulting from operations	19,917,466

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(368,303)

Class B	(6,279)

Class C	(51,490)

Class M	(1,515)

Class R	(159)

Class Y	(648,540)

Net realized short-term gain on investments

Class A	(625,965)

Class B	(17,303)

Class C	(107,269)

Class M	(2,248)

Class R	(331)

Class Y	(811,191)

Redemption fees (Note 1)	819

Increase from capital share transactions (Note 4)	102,324,117

Total increase in net assets	119,601,809

NET ASSETS

Beginning of period (Note 6)	8,000,000

End of period (including undistributed net investment income of $331,702)	$127,601,809

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average
			Net realized									Ratio	net assets	Ratio of net
	Net asset	Net	and			From net						of expenses	excluding	investment
	value,	investment	unrealized	Total from	From net	realized			Net asset	Total return	Net assets,	to average	dividend	income (loss)
	beginning	income	gain (loss) on	investment	investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	and interest	to average	Portfolio
Period ended	ofperiod	(loss) [a]	investments	operations	income	investments	distributions	fees [b]	of period	value (%) [c]	(in thousands)	(%) [d,e,f]	expense (%) [d,e]	net assets (%) [e]	turnover (%)

Class A
April 30, 2010 †	$15.00	.49	5.69	6.18	(.28)	(.49)	(.77)	—	$20.41	41.85 *	$38,147	1.42 *	1.40*	2.70 *	84.10 *

Class B
April 30, 2010 †	$15.00	.39	5.64	6.03	(.18)	(.49)	(.67)	—	$20.36	40.81 *	$931	2.13 *	2.11*	2.16 *	84.10 *

Class C
April 30, 2010 †	$15.00	.32	5.71	6.03	(.22)	(.49)	(.71)	—	$20.32	40.79 *	$11,497	2.13 *	2.11*	1.72 *	84.10 *

Class M
April 30, 2010 †	$15.00	.35	5.73	6.08	(.23)	(.49)	(.72)	—	$20.36	41.13 *	$300	1.89 *	1.87*	1.88 *	84.10 *

Class R
April 30, 2010 †	$15.00	.45	5.67	6.12	(.23)	(.49)	(.72)	—	$20.40	41.46 *	$14	1.65 *	1.63*	2.57 *	84.10 *

Class Y
April 30, 2010 †	$15.00	.49	5.73	6.22	(.31)	(.49)	(.80)	—	$20.42	42.16 *	$76,712	1.18 *	1.16*	2.61 *	84.10 *

* Not annualized.

† For the period May 18, 2009 (commencement of operations) to April 30, 2010.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

April 30, 2010	0.29%

f Includes dividend and interest expense in connection with securities sold short, which amounted to 0.02% of average net assets as of April 30, 2010 (Note 1).

The accompanying notes are an integral part of these financial statements.

34	35

Notes to financial statements 4/30/10

Note 1: Significant accounting policies

Putnam Capital Spectrum Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek total return by investing in a portfolio mainly consisting of equity and fixed-income securities, including bank loans, of small and midsized leveraged U.S.-based companies that are rated below investment grade that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering each class of shares on May 18, 2009. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from May 18, 2009 through April 30, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, June 14, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified costbasis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the reporting period, the transaction volume of purchase options contracts was minimal. See Note 3 for the volume of written options contracts activity for the reporting period. The fund did not have any activity on futures contracts during the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

G) Short sale of securities The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the market value of the securities sold short. The fund will also post collateral representing an additional 2%-5% of the market value of the securities sold short. This additional collateral will be in the form of a loan from the custodian. All collateral is marked-to-market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. The fund is subject to risk of loss if the lender of the security were to fail to perform its obligations under the contract. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the funds portfolio.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At the close of the reporting period, the value of securities loaned amounted to $3,287,928. The fund received cash collateral of $3,370,250 which is pooled with collateral of other Putnam funds into 44 issues of short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2011 $19,406 of losses recognized during the period November 1, 2009 to April 30, 2010.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of defaulted bond interest, market discount, amortization and accretion, redesignation of taxable income and Partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $45,726 to increase undistributed net investment income and $922 to increase paid-in-capital, with a decrease to accumulated net realized gains of $46,648.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$16,298,912
Unrealized depreciation	(714,464)

Net unrealized appreciation	15,584,448
Undistributed short-term gain	1,561,906
Post-October loss	(19,406)
Cost for federal income tax purposes	$111,428,327

K) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

L) Offering costs The offering costs of $116,223 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.880% of the first $5 billion, 0.830% of the next $5billion, 0.780% of the next $10 billion, 0.730% of the next $10 billion, 0.680% of the next $50 billion, 0.660% of the next $50 billion, 0.650% of the next $100 billion and 0.645% thereafter.

Commencing with the fund’s thirteenth whole calendar month of operation (June 2010), the applicable base fee will be increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease will be calculated monthly based on a performance adjustment rate that is equal to

0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of a 50/50 blend (balanced daily) of the S&P 500 Index and JPMorgan Developed High Yield Index over the performance period. The maximum annualized performance adjustment rate is +/-0.32%. The performance period will be the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate will be multiplied by the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, 0.53% of the next $5 billion, 0.52% of the next $5 billion, 0.51% of the next $5 billion, 0.50% of the next $5 billion, 0.49% of the next $5 billion, 0.48% of the next $8.5 billion, and 0.47% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through August 30, 2011, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses, expense offset and brokerage/service arrangements and payments under the fund’s investment management and distribution plans) would exceed an annual rate of 0.45% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $46,591 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were reduced by $104,792 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged assub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $913 under the expense offset arrangements and by $8,371 under the brokerage/servicearrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $75, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $51,580 and $964 from the sale of class A and class M shares, respectively, and received $5,000 and $2,180 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $110,028,637 and $32,916,501, respectively. These figures include the cost of purchases to cover securities sold short and proceeds from sales of securities sold short of $1,717,933 and $2,710,657, respectively. There were no purchases or proceeds from sales of U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Contract Amounts	Premiums Received

Written options outstanding
at beginning of the reporting period	—	$—

Options opened	33,400	75,317

Options exercised	—	—

Options expired	—	—

Options closed	(33,400)	(75,317)

Written options outstanding
at end of the reporting period	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	For the period 5/18/09
	(commencement of operations) to 4/30/10

Class A	Shares	Amount

Shares sold	2,028,203	$37,171,573

Shares issued in connection with
reinvestment of distributions	52,123	957,295

	2,080,326	38,128,868

Shares repurchased	(741,071)	(14,582,923)

Net increase	1,339,255	$23,545,945

	For the period 5/18/09
	(commencement of operations) to 4/30/10

Class B	Shares	Amount

Shares sold	54,426	$917,344

Shares issued in connection with
reinvestment of distributions	1,151	21,055

	55,577	938,399

Shares repurchased	(10,522)	(190,345)

Net increase	45,055	$748,054

	For the period 5/18/09
	(commencement of operations) to 4/30/10

Class C	Shares	Amount

Shares sold	581,107	$10,803,577

Shares issued in connection with
reinvestment of distributions	7,981	146,513

	589,088	10,950,090

Shares repurchased	(24,068)	(456,482)

Net increase	565,020	$10,493,608

	For the period 5/18/09
	(commencement of operations) to 4/30/10

Class M	Shares	Amount

Shares sold	13,879	$260,184

Shares issued in connection with
reinvestment of distributions	203	3,763

	14,082	263,947

Shares repurchased	—	—

Net increase	14,082	$263,947

	For the period 5/18/09
	(commencement of operations) to 4/30/10

Class R	Shares	Amount

Shares sold	14	$276

Shares issued in connection with
reinvestment of distributions	27	490

	41	766

Shares repurchased	—	—

Net increase	41	$766

	For the period 5/18/09
	(commencement of operations) to 4/30/10

Class Y	Shares	Amount

Shares sold	4,106,847	$73,818,882

Shares issued in connection with
reinvestment of distributions	77,454	1,431,361

	4,184,301	75,250,243

Shares repurchased	(428,354)	(7,978,446)

Net increase	3,755,947	$67,271,797

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares	Percentage of ownership	Value

Class A	24,445	1.31%	$498,922

Class M	693	4.70	14,109

Class R	693	97.88	14,137

Note 5: Summary of derivative activity

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Total

Equity contracts	$(16,005)	$(16,005)

Total	$(16,005)	$(16,005)

Note 6: Initial capitalization and offering of shares

The fund was established as a series of the Trust on May 18, 2009. Prior to May 18, 2009, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued
Class A	$7,950,000	530,000

Class B	10,000	667

Class C	10,000	667

Class M	10,000	667

Class R	10,000	667

Class Y	10,000	667

Note 7: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $15,483 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $89,432,248 and $77,271,697, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund designated 9.42% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended April 30, 2010, the fund hereby designates 9.42%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended April 30, 2010, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $628,950 of distributions paid as qualifying to be taxed as interest-related dividends, and $1,564,307 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, with all the funds of the Trust voting together as a single class*, as follows:

	Votes for	Votes withheld

Ravi Akhoury	2,566,689,700	3,929,918

Jameson A. Baxter	2,566,704,258	3,915,360

Charles B. Curtis	2,566,702,967	3,916,651

Robert J. Darretta	2,566,745,632	3,873,986

Myra R. Drucker	2,566,694,748	3,924,870

John A. Hill	2,566,712,158	3,907,460

Paul L. Joskow	2,566,754,802	3,864,816

Elizabeth T. Kennan	2,566,690,713	3,928,905

Kenneth R. Leibler	2,566,733,552	3,886,066

Robert E. Patterson	2,566,763,419	3,856,199

George Putnam, III	2,566,693,850	3,925,768

Robert L. Reynolds	2,566,757,540	3,862,078

W. Thomas Stephens	2,566,760,127	3,859,491

Richard B. Worley	2,566,734,621	3,884,997

* Reflects votes with respect to the election of Trustees by funds of the Trust through January 15, 2010.

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

1,256,130	8,498	14,288	579,466

A proposal to amend the fundamental investment restrictions with respect to investments in commodities was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

1,256,961	9,395	12,561	579,465

All tabulations are rounded to the nearest whole number.

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Interactive Data
Born 1948	College, and a member of the Investment Committee	Corporation, a provider
Trustee since 2004	of the Kresge Foundation, a charitable trust. Retired in	of financial market
	2009 as Chair of the Board of Trustees of Commonfund,	data and analytics to
	a not-for-profit firm that manages assets for educational	financial institutions and
	endowments and foundations. Advisor to RCM Capital	investors
Management, an investment management firm, and to
the Employee Benefits Investment Committee of The
Boeing Company.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Currently	natural gas transmission
	on leave from his position as the Elizabeth and James	and power services;
	Killian Professor of Economics and Management at the	Exelon Corporation, an
	Massachusetts Institute of Technology. Prior to 2007,	energy company focused
	served as the Director of the Center for Energy and	on power services
Environmental Policy Research at MIT.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Elizabeth T. Kennan	Partner of Cambus-Kenneth Farm (thoroughbred horse	Former Chairman and
Born 1938	and cattle breeding). President Emeritus of Mount	now Lead Director of
Trustee since 1992	Holyoke College. Trustee of the National Trust for Historic	Northeast Utilities,
	Preservation and of Centre College.	which operates New
England’s largest energy
delivery system

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Ruder Finn Group, a
Born 1949	Exchange, an electronic marketplace for the trading	global communications
Trustee since 2006	of derivative securities. Vice Chairman of Beth Israel	and advertising firm;
	Deaconess Hospital in Boston, Massachusetts.	Northeast Utilities,
which operates New
England’s largest energy
delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Chairman of	None
Born 1945	Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee since 2009	assets company, in December 2008.	company focused on
natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC , an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University	an investment
Trustee since 2004	of Pennsylvania Medical Center, the Robert Wood	management firm
Johnson Foundation, a philanthropic organization
devoted to health-care issues, and the National
Constitution Center. Also serves as a Director of
the Colonial Williamsburg Foundation, a historical
preservation organization, and as Chairman of the
Philadelphia Orchestra Association.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2010, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal , or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Charles E. Porter (Born 1938)	Management
Senior Advisor to the Trustees
Since 1989	Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Steven D. Krichmar (Born 1958)	Since 2007
Vice President and Principal Financial Officer	Managing Director, Putnam Investments,
Since 2002	Putnam Management and Putnam
Senior Managing Director, Putnam Investments	Retail Management

Janet C. Smith (Born 1965)	Mark C. Trenchard (Born 1962)
Vice President, Principal Accounting Officer and	Vice President and BSA Compliance Officer
Assistant Treasurer	Since 2002
Since 2007	Managing Director, Putnam Investments
Managing Director, Putnam Investments and
Putnam Management	Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Susan G. Malloy (Born 1957)	Since 1993
Vice President and Assistant Treasurer
Since 2007	Wanda M. McManus (Born 1947)
Managing Director, Putnam Investments	Vice President, Senior Associate Treasurer and
Assistant Clerk
Beth S. Mazor (Born 1958)	Since 2005
Vice President
Since 2002	Nancy E. Florek (Born 1957)
Managing Director, Putnam Investments	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
James P. Pappas (Born 1953)	Since 2005
Vice President
Since 2004
Managing Director, Putnam Investments and
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Ravi Akhoury	Susan G. Malloy
Putnam Investment	Charles B. Curtis	Vice President and
Management, LLC	Robert J. Darretta	Assistant Treasurer
One Post Office Square	Myra R. Drucker
Boston, MA 02109	Paul L. Joskow	Beth S. Mazor
	Elizabeth T. Kennan	Vice President
Investment Sub-Manager	Kenneth R. Leibler
Putnam Investments Limited	Robert E. Patterson	James P. Pappas
57–59 St James’s Street	George Putnam, III	Vice President
London, England SW1A 1LD	Robert L. Reynolds
	W. Thomas Stephens	Francis J. McNamara, III
Investment Sub-Advisor	Richard B. Worley	Vice President and Chief
The Putnam Advisory		Legal Officer
Company, LLC	Officers
One Post Office Square	Robert L. Reynolds	Robert R. Leveille
Boston, MA 02109	President	Vice President and
Chief Compliance Officer
Marketing Services	Jonathan S. Horwitz
Putnam Retail Management	Executive Vice President,	Mark C. Trenchard
One Post Office Square	Principal Executive	Vice President and
Boston, MA 02109	Officer, Treasurer and	BSA Compliance Officer
Compliance Liaison
Custodian		Judith Cohen
State Street Bank	Charles E. Porter	Vice President, Clerk and
and Trust Company	Senior Advisor to the Trustees	Assistant Treasurer

Legal Counsel	Steven D. Krichmar	Wanda M. McManus
Ropes & Gray LLP	Vice President and	Vice President, Senior Associate
	Principal Financial Officer	Treasurer and Assistant Clerk
Independent Registered
Public Accounting Firm	Janet C. Smith	Nancy E. Florek
PricewaterhouseCoopers, LLP	Vice President, Principal	Vice President, Assistant
	Accounting Officer and	Clerk, Assistant Treasurer and
Trustees	Assistant Treasurer	Proxy Manager
John A. Hill, Chairman
Jameson A. Baxter,
Vice Chairman

This report is for the information of shareholders of Putnam Capital Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN105 261579 6/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In May 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

April 30, 2010*	$52,945	$--	$5,554	$-

*For the period May 18, 2009 (commencement of operations) to April 30, 2010.

For the fiscal year ended April 30, , the fund’s independent auditor billed aggregate non-audit fees in the amount of $387,268, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

April 30, 2010	$ -	$ 262,883	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed- End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: June 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 28, 2010

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGE MENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2010

Date of reporting period: June 12, 2009 (commencement of operations) — April 30, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PAPAX

Putnam Asia Pacific Equity Fund

Annual report
4|30|10

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Asia Pacific
Equity Fund

Annual report 4 | 30 | 10

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Financial statements	16
Federal tax information	38
Shareholder meeting results	39
About the Trustees	40
Officers	42

Message from the Trustees

Dear Fellow Shareholder:

Volatility returned to global equity markets this spring. This change was to be expected after the remarkable advances of the past year, but the headlines from Europe added fuel.

If 2009 can be characterized as a rebound from the liquidity crisis, the investment environment for 2010 is shaping up to be somewhat more difficult, one that requires analysis, insight, innovation, and expertise.

These attributes form the very core of Putnam’s analytic, active-management approach, which seeks to weather short-term periods of market dislocation, while preparing for the expected return of a more positive investing environment. With volatility rising in fixed-income markets, bond investors should benefit from active management as well.

We would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, which went into effect earlier this year. We would also like to welcome new shareholders to the fund, and thank all of our investors for your continued confidence in Putnam.

About the fund

Targeting stocks of growing companies in dynamic markets

The opportunities for growth in the Asian markets are substantial: Nearly two thirds of the world’s population lives on the continent, and the region accounts for more than 35% of world gross domestic product (GDP). Putnam Asia Pacific Equity Fund seeks to harness the growth potential of Asian and Pacific Basin companies, which are among the fastest growing in the world today. In fact, Asia-Pacific companies, as measured by the MSCI All-Country Asia Pacific Index, have outperformed the U.S. companies in the S&P 500 Index in 7 of the past 10 calendar years.

To capitalize on these opportunities, the fund’s manager seeks a mix of high-growth companies from emerging markets and more established businesses from developed nations. This flexible approach allows the fund to invest in companies of all sizes from a range of industries, from established and familiar brands — such as Toyota, Sony, Samsung, and Nintendo — to up-and-coming companies in rapidly growing emerging economies.

Because many Asia-Pacific companies aren’t covered by Wall Street analysts, having access to timely, accurate information is crucial. Putnam has been investing in international securities for more than 30 years, and has been managing emerging-market portfolios for more than 10 years. The portfolio manager is based in Singapore and is supported by the expertise of specialists in Putnam’s global asset allocation, emerging-market debt, and currency investment areas.

Sources: United Nations ESCAP, Statistical Yearbook for Asia and the Pacific 2008; International Monetary Fund, 2006; CIA World Factbook, 2009; MSCI, Putnam Investments, 2009.

Consider these risks before investing:

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses. A fund that engages in short sales of securities may incur losses if the securities appreciate in value and may experience higher volatility due to leverage resulting from investing the proceeds of securities sold short.

Strong historical results

The MSCI All-Country Asia Pacific Index, a measure of stock market performance in Asia and the Pacific Basin, has outperformed U.S. stocks in 7 of the past 10 years, in some cases by sizable margins.

The MSCI All-Country Asia Pacific Index is a total return, capitalization-weighted index that measures the performance of stock markets in 15 Pacific region countries. The S&P 500 Index is an unmanaged index of common stock performance. You cannot invest directly in an index.

Performance of the fund will differ.

2	3

Performance
snapshot

Total return (%) comparison as of 4/30/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the period, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

4

Interview with your
fund’s portfolio manager

Timothy Edmonstone

Putnam Asia Pacific Equity Fund was
launched in June 2009, a little less than a
year ago. How has it performed so far, Tim?

Since the fund’s inception on June 12, 2009, its class A shares have returned 21.62%, slightly trailing the 21.91% return of the fund’s benchmark, the MSCI All-Country Asia Pacific Index, and the 22.17% average return of its Lipper peer group, Pacific Region Funds. It was a strong period for equities in general as investors reentered the markets after the lows of early 2009. That said, performance wasn’t uniform throughout the period; thus far, performance in 2010 has been more disparate, both among global markets and among individual securities.

What accounts for that change?

In early 2009, global equity markets were priced in anticipation of extreme economic weakness stemming from turmoil in the financials sector worldwide. Investors sold off assets with any perceived risk and fled mostly to safe-haven U.S. Treasuries. Central banks in the United States and Europe responded by introducing a number of policy measures aimed at injecting liquidity into the credit markets and helping to bolster struggling financial institutions. Combined with increased fiscal support, these measures restored confidence to the markets, and value-minded investors scooped up the stocks of companies that essentially had been priced for bankruptcy. With global economies now on more stable footing, investors have increased their focus on the stocks of companies that can deliver results and grow earnings.

How did the markets in the Asia-Pacific
region perform during this time?

The economies in our investment universe essentially fall into two groups: more volatile but rapidly growing emerging-market economies, such as China and Indonesia, and those of more developed, stable countries,

This comparison shows your fund’s performance in the context of broad market indexes for the period from 6/12/09 (commencement of operations) to 4/30/10. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

5

including Australia and Japan. Both groups posted gains, but emerging markets were stronger. Emerging-market equities, which tend to entail more risk than developed markets, rallied sharply during the second half of 2009. That said, I don’t tend to favor one type of market, country, or industry over another when constructing the portfolio. Rather, I let individual stock analysis and careful risk management guide the process.

With that caveat, were there any countries
that had a notable impact on performance?

For the fund, the best country performance over the period was from Japan, driven by strong stock selection. Japan has struggled for more than a decade with a lackluster domestic economy, but quite a few Japanese companies have strong international presences, and as the global economy regained its footing, these firms generally benefited. Aisin Seiki, a Japanese auto components manufacturer, and Nissan Motor Company, the automaker, were two examples of companies with global reach that rallied during the period. We believed that the market had become overly bearish on the outlook for both companies and was ignoring the strength of their operations outside of the United States. As the auto industry recovered, both stocks appreciated sharply. While Japan faces some significant head winds over the medium term, there are also many companies like Aisin Seiki and Nissan, which have highly competitive international businesses that will benefit from expansion in the global economy.

From a sector standpoint, the financials sector was the best-performing area for the fund, while materials detracted from relative returns. Underweight exposure to Japanese banks and an overweight position in Australian banks helped returns. Except for a handful of international companies, the banking sector in general tends to be linked to the health of local economies, and for that reason we maintained an underweight position in banks in Japan. Unlike Nissan, which benefited from a global recovery, Japanese banks were faced with pressures at home, which included continued deflation and low rates of investment. Australian banks, on the other hand, benefited from a resilient domestic economy with few of the real estate troubles affecting the credit and housing markets in the United States and Europe, yet had been sold off significantly during the financial crisis. In fact, Australia & New Zealand

The top 10 country/territory allocations represent 95.2% of the fund’s net assets. The remaining balance of the fund’s portfolio is invested in one other country. Data excludes exposure to some countries achieved through various derivative instruments. Weightings will vary over time.

6

“Emerging Asian economies . . . are
well-positioned to grow regardless of
what happens in the U.S.”

Timothy Edmonstone

Banking Group was among the fund’s top performing holdings over the period.

Materials was our worst-performing sector, partly due to rumors — that ultimately proved true — that the Australian government would seek to introduce a new resources tax, which would reduce the profitability of some of the mining companies we hold. In addition, our investments in steel producers, such as JFE Holdings in Japan, underperformed during the period. As China introduced tightening measures to control residential real estate prices, concerns emerged that there would be a sharp slowing in real estate fixed-asset investment and, consequently, lower demand for steel and other commodities. China National Materials, a cement and cement equipment company, was also hurt by these concerns. Despite recent performance, as the standard of living in China continues to improve, the demand for better housing will only grow, and we believe robust growth — particularly in the less developed regions — is likely. Ultimately, the solution to an overheated real estate market is not to limit spending, but to increase supply. While continued uncertainty regarding both the new resources tax in Australia and the Chinese tightening measures could linger, we remain confident in our investments in companies poised to benefit from fixed-asset expansion.

Were there any other companies that
produced positive results for the fund?

As was the case when we last spoke, the best-performing holding during the period was Hong Kong property company Wharf Holdings. Wharf owns a diverse portfolio of properties, including commercial offices, retail space, and shipping ports. In early 2009, investors had no appetite for stocks like Wharf Holdings, which had exposure to global trade through its ports, retail spending through its shopping malls, and real estate prices in general, all of which were facing head winds. All three segments recovered significantly over the next several months, and we sold the stock at a solid profit.

Top 10 holdings

HOLDING (percentage of fund’s net assets)	COUNTRY	SECTOR/INDUSTRY

Samsung Electronics Co., Ltd. (2.9%)	South Korea	Technology/Electronics
Taiwan Semiconductor	Taiwan	Technology/Semiconductors
Manufacturing Co., Ltd. (2.5%)
China Construction Bank Corp. (2.3%)	China	Financials/Banking
Sumitomo Mitsui Financial	Japan	Financials/Banking
Group, Inc. (2.3%)
Australia & New Zealand Banking	Australia	Financials/Banking
Group, Ltd. (2.3%)
Mitsubishi Electric Corp. (2.2%)	Japan	Capital goods/Electrical equipment
Mitsui & Co., Ltd. (2.2%)	Japan	Conglomerates/Conglomerates
Fujitsu, Ltd. (2.1%)	Japan	Technology/Computers
Japan Tobacco, Inc. (2.1%)	Japan	Consumer staples/Tobacco
Honda Motor Co., Ltd. (2.1%)	Japan	Consumer cyclicals/Automotive

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 4/30/10. Short-term holdings are excluded. Holdings will vary over time.

7

Jupiter Telecommunications, Japan’s largest cable television provider, was another strong performer. Cable TV companies have significantly less market penetration in Japan than in the United States, and therefore have reasonable growth potential, particularly compared with many other domestic Japanese companies. In addition to reporting continued growth in subscriber numbers during the period, Jupiter Telecommunications benefited when one of the major shareholders, Liberty Global, a U.S.-based media company, sold its stake in Jupiter to Japanese telecom company KDDI at a premium to the prevailing share price. This sparked a battle for control over Jupiter, whose other major shareholder, Sumitomo Corporation, ultimately launched a partial tender offer. This battle for control highlighted Jupiter’s undervaluation, and we were also able to sell some of our stake into Sumitomo’s tender offer at a significant premium.

Which holdings detracted from returns?

DP World, a marine terminal operator in the Middle East, was one of the fund’s top detractors during the period. The company has a sound balance sheet and operates ports that we believe have the potential to benefit from growth in emerging markets; however, it suffered from negative sentiment when sovereign default risks emerged for Dubai. Given the uncertainties, we sold the stock at a loss, believing more attractive opportunities existed elsewhere.

Nintendo was another stock that continued to struggle. Recent demand for the company’s Wii and DS gaming platforms has been weaker than expected. The company is working toward the release of a 3D version of the handheld DS, which we are optimistic could reenergize sales. We continue to hold the stock, which, given the growth prospects, currently appears undervalued.

What is your outlook?

Asian markets and economies have proven remarkably resilient. Growth in the region’s emerging-market economies, and China in particular, has been strong. We are also encouraged that most of the emerging Asian economies we invest in have sound finances and, over time, are well positioned to grow regardless of what happens in the U.S. and European economies. Developed Asian markets, such as Australia, Singapore, Hong Kong, and Japan, are also well positioned to benefit from growth in emerging economies through interregional trade. So over the

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

8

medium term, we remain very positive on the outlook for the region.

There are a number of areas of some concern, however. There remains a significant amount of monetary and fiscal stimulus in place in many economies. At some point in the near future, this stimulus will start to be withdrawn, which could disrupt those economies still struggling to find their footings. We have already seen tightening measures in Australia and China and, as discussed earlier, this has created some volatility. Asian economies are mostly net exporters and, although interregional trade is becoming more important, the financial health of the U.S. and European economies has a direct impact on the revenue of many Asian companies. So while we are optimistic that most of the economies in Asia will continue to prove resilient and grow faster than those in many other parts of the world, the sovereign debt issues now being experienced in Greece and other European countries will create some challenges for Asia if the global economy experiences a period of materially lower growth.

In addition, equity valuations no longer appear unreasonably low across the board, as they recently did. We do continue to see many undervalued companies and, as a result, I believe research-driven security selection will play a significant role in performance going forward. The fund is designed to thrive in just such an environment and, with a positive emerging-markets outlook as a backdrop, I’m confident that our extensive research capability and commitment to bottom-up stock selection should serve investors well.

Thank you, Tim, for bringing us up to speed.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Timothy Edmonstone is an Analyst at Putnam. He has a B.Ec. from the University of Sydney. Timothy joined Putnam in 2002 and has been in the investment industry since 1998.

IN THE NEWS

In early May, European leaders crafted a substantial bailout package for Greece and other beleaguered eurozone nations. The nearly $1 trillion from the International Monetary Fund and European Union is aimed at easing the debt loads for several nations, most notably Greece. The shock waves from Europe’s debt crisis have rattled markets worldwide. Today, Greece’s debt equals about 115% of its gross domestic product. How did Greece become so indebted? The creation of the 16-country eurozone caused the rates for government borrowing across Europe to begin moving in tandem. In the days of the economic boom, investors were willing to lend to Greece, but this caused wage inflation. The cost of production in Greece rose much faster than Greek productivity. The country’s standing in world markets weakened as imports rose, exports declined, and the deficit ballooned.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the fiscal period ended April 30, 2010. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents performance since the fund’s inception date of June 12, 2009. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for period ended 4/30/10

	Class A		Class B	Class C	Class M		Class R	Class Y
(inception dates)	(6/12/09)		(6/12/09)	(6/12/09)	(6/12/09)		(6/12/09)	(6/12/09)

	NAV	POP	NAV CDSC	NAV CDSC	NAV	POP	NAV	NAV

Life of fund	21.62%	14.63%	20.79% 15.79%	20.77% 19.77%	21.10%	16.90%	21.38%	21.86%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the period, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For the period ended 4/30/10

	MSCI All-Country Asia	Lipper Pacific Region Funds
	Pacific Index	category average*

Life of fund	21.91%	22.17%

Index and Lipper results should be compared to fund performance at net asset value.

* Over the life-of-fund period ended 4/30/10, there were 48 funds in this Lipper category.

10

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 6/12/09 to 4/30/10

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $12,079 ($11,579 with contingent deferred sales charge). Class C shares would have been valued at $12,077 ($11,977 with contingent deferred sales charge). A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,690 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $12,138 and $12,186, respectively.

Fund price and distribution information For the period ended 4/30/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.105		$0.075	$0.082	$0.085		$0.082	$0.118

Capital gains — Long-term	—		—	—	—		—	—

Capital gains — Short-term	0.343		0.343	0.343	0.343		0.343	0.343

Total	$0.448		$0.418	$0.425	$0.428		$0.425	$0.461

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

6/12/09*	$10.00	$10.61	$10.00	$10.00	$10.00	$10.36	$10.00	$10.00

4/30/10	11.69	12.40	11.64	11.63	11.66	12.08	11.69	11.70

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Inception date of the fund.

Fund performance as of most recent calendar quarter
Total return for the period ended 3/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)	(6/12/09)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	23.29%	16.20%	22.45%	17.45%	22.53%	21.53%	22.77%	18.50%	23.04%	23.53%

11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Estimated net expenses for the fiscal year ended
4/30/10*	1.68%	2.43%	2.43%	2.18%	1.93%	1.43%

Estimated total annual operating expenses for the
fiscal year ended 4/30/10	2.46%	3.21%	3.21%	2.96%	2.71%	2.21%

Annualized expense ratio for the six-month period
ended 4/30/10 †	1.90%	2.65%	2.65%	2.40%	2.15%	1.65%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 8/31/10. Putnam Management and the fund’s Board of Trustees subsequently agreed, effective August 1, 2009, to replace the fund’s then-current expense limitation with a new expense arrangement in effect through at least July 31, 2010.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Asia Pacific Equity Fund from November 1, 2009, to April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and  expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$9.86	$13.73	$13.73	$12.44	$11.15	$8.57

Ending value (after expenses)	$1,093.70	$1,089.20	$1,089.00	$1,091.00	$1,092.50	$1,094.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2010, use the following calculation method. To find the value of your investment on November 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$9.49	$13.22	$13.22	$11.98	$10.74	$8.25

Ending value (after expenses)	$1,015.37	$1,011.65	$1,011.65	$1,012.89	$1,014.13	$1,016.61

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) All-Country Asia Pacific Index is a total return, capitalization-weighted index that measures the performance of stock markets in 15 Pacific region countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14

Other information for shareholders

Important notice regarding
Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2010, Putnam employees had approximately $347,000,000 and the Trustees had approximately $49,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

15

Financial statements

These sections of the report, as well as the
accompanying Notes, preceded by the
Report of Independent Registered Public
Accounting Firm, constitute the fund’s
financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Putnam Funds Trust
and Shareholders of Putnam Asia Pacific Equity Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Asia Pacific Equity Fund (the fund), a series of Putnam Funds Trust (the trust,) including the fund’s portfolio, as of April 30, 2010, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period from June 12, 2009 (commencement of operations) to April 30, 2010. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Asia Pacific Equity Fund as of April 30, 2010, the results of its operations, the changes in its net assets, and the financial highlights for the period from June 12, 2009 to April 30, 2010, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

June 11, 2010

17

The fund’s portfolio 4/30/10

COMMON STOCKS (95.2%)*	Shares	Value

Airlines (1.9%)
Qantas Airways, Ltd. (Australia) †	20,467	$53,124

Singapore Airlines, Ltd. (Singapore)	8,000	87,840

		140,964
Automotive (4.8%)
Dongfeng Motor Group Co., Ltd. (China)	42,000	59,172

Honda Motor Co., Ltd. (Japan)	4,600	155,493

Nissan Motor Co., Ltd. (Japan) †	17,000	148,955

		363,620
Banking (15.7%)
Australia & New Zealand Banking Group, Ltd. (Australia)	7,912	174,406

Bank of Baroda (India)	7,321	113,501

BOC Hong Kong Holdings, Ltd. (Hong Kong)	41,000	98,985

Chiba Bank, Ltd. (The) (Japan)	22,000	140,081

China Citic Bank (China)	74,000	48,680

China Construction Bank Corp. (China)	218,000	176,587

DBS Group Holdings, Ltd. (Singapore)	11,000	121,920

Shinhan Financial Group Co., Ltd. (South Korea)	3,160	133,510

Sumitomo Mitsui Financial Group, Inc. (Japan)	5,300	174,920

		1,182,590
Biotechnology (1.4%)
CSL, Ltd. (Australia)	2,197	65,875

Sinovac Biotech, Ltd. (China) †	7,000	40,530

		106,405
Broadcasting (0.9%)
Fuji Television Network, Inc. (Japan)	40	64,822

		64,822
Cable television (0.6%)
Jupiter Telecommunications Co., Ltd. (Japan)	45	45,437

		45,437
Chemicals (1.5%)
Nitto Denko Corp. (Japan)	2,800	109,661

		109,661
Commercial and consumer services (0.8%)
Brambles, Ltd. (Australia)	8,924	59,378

		59,378
Computers (2.1%)
Fujitsu, Ltd. (Japan)	22,000	155,775

		155,775
Conglomerates (4.3%)
Mitsubishi Corp. (Japan)	4,100	97,328

Mitsui & Co., Ltd. (Japan)	10,900	164,533

Noble Group, Ltd. (Hong Kong)	30,000	64,945

		326,806
Electric utilities (1.4%)
AGL Energy, Ltd. (Australia)	7,856	108,599

		108,599
Electrical equipment (2.2%)
Mitsubishi Electric Corp. (Japan) †	19,000	169,686

		169,686

18

COMMON STOCKS (95.2%)* cont.	Shares	Value

Electronics (6.9%)
Hon Hai Precision Industry Co., Ltd. (Taiwan)	32,000	$149,509

Hoya Corp. (Japan)	2,400	66,040

Samsung Electronics Co., Ltd. (South Korea)	289	218,605

Skyworth Digital Holdings, Ltd. (China)	56,000	50,031

Sumco Corp. (Japan)	1,800	39,855

		524,040
Financial (1.2%)
ORIX Corp. (Japan)	990	90,704

		90,704
Food (2.4%)
Indofood Sukses Makmur Tbk PT (Indonesia)	151,000	64,442

Toyo Suisan Kaisha, Ltd. (Japan)	5,000	120,164

		184,606
Gaming and lottery (1.1%)
Sankyo Co., Ltd. (Japan)	1,800	82,767

		82,767
Homebuilding (1.6%)
Daito Trust Construction Co., Ltd. (Japan)	2,200	117,828

		117,828
Insurance (3.0%)
Dai-ichi Mutual Life Insurance Co. Ltd. (The) 144A (Japan) †	29	49,569

Ping An Insurance (Group) Co., of China, Ltd. (China)	5,500	46,990

QBE Insurance Group, Ltd. (Australia)	6,862	133,419

		229,978
Investment banking/Brokerage (—%)
BGP Holdings PLC (Malta) F †	132,965	177

		177
Machinery (1.6%)
China National Materials Co., Ltd. (China)	92,000	59,553

Lonking Holdings, Ltd. (China)	85,000	63,439

		122,992
Metals (7.7%)
BHP Billiton, Ltd. (Australia)	2,687	98,089

BlueScope Steel, Ltd. (Australia)	26,341	63,169

JFE Holdings, Inc. (Japan)	4,100	147,766

Rio Tinto, Ltd. (Australia)	2,343	152,312

Vedanta Resources PLC (United Kingdom)	1,725	66,366

Xstrata PLC (United Kingdom) †	3,361	55,568

		583,270
Natural gas utilities (1.8%)
Tokyo Gas Co., Ltd. (Japan)	32,000	135,813

		135,813
Office equipment and supplies (1.9%)
Canon, Inc. (Japan)	3,200	146,150

		146,150
Oil and gas (3.8%)
China Petroleum & Chemical Corp. (China)	78,000	62,391

CNOOC, Ltd. (China)	78,000	137,866

Santos, Ltd. (Australia)	6,580	83,856

		284,113
Pharmaceuticals (2.4%)
Astellas Pharma, Inc. (Japan)	3,300	115,856

Nippon Shinyaku Co., Ltd. (Japan)	6,000	69,127

		184,983

19

COMMON STOCKS (95.2%)* cont.	Shares	Value

Photography/Imaging (1.0%)
Altek Corp. (Taiwan)	45,000	$74,865

		74,865
Publishing (0.7%)
Fairfax Media, Ltd. (Australia)	33,165	52,233

		52,233
Real estate (4.3%)
Dexus Property Group (Australia) R	100,027	74,511

Mirvac Group (Australia) R	73,047	93,587

New World Development Co., Ltd. (Hong Kong)	45,000	79,644

Renhe Commercial Holdings Co., Ltd. (China)	328,000	79,625

		327,367
Retail (3.2%)
Esprit Holdings, Ltd. (Hong Kong)	18,826	134,732

Hyundai Department Store Co., Ltd. (South Korea)	738	66,167

Myer Holdings, Ltd. (Australia) †	12,897	38,413

		239,312
Semiconductor (4.1%)
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	98,000	191,195

Tokyo Electron, Ltd. (Japan)	1,800	119,007

		310,202
Software (0.6%)
Longtop Financial Technologies Ltd. ADR (China) †	1,316	45,284

		45,284
Telecommunications (2.1%)
KT Corp. (South Korea)	1,900	84,805

Telstra Corp., Ltd. (Australia)	24,315	71,123

		155,928
Telephone (1.2%)
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	2,200	89,334

		89,334
Tobacco (2.1%)
Japan Tobacco, Inc. (Japan)	45	155,647

		155,647
Toys (1.3%)
Nintendo Co., Ltd. (Japan)	300	100,865

		100,865
Trucks and parts (1.6%)
Aisin Seiki Co., Ltd. (Japan)	4,100	123,523

		123,523
Total common stocks (cost $6,537,987)		$7,195,724

SHORT-TERM INVESTMENTS (6.4%)*	Shares	Value

Putnam Money Market Liquidity Fund e	480,509	$480,509

Total short-term investments (cost $480,509)		$480,509

TOTAL INVESTMENTS

Total investments (cost $7,018,496)		$7,676,233

20

Key to holding’s abbreviations

ADR	American Depository Receipts

Notes to the fund’s portfolio

The Notes to the fund’s portfolio are for the reporting period ended April 30, 2010.

* Percentages indicated are based on net assets of $7,561,624.

† Non-income-producing security.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of
Portfolio Value):

Japan	41.7%	Singapore	2.7%

Australia	17.2	United Kingdom	1.6

China	11.3	India	1.5

South Korea	6.6	Indonesia	0.8

United States	6.3	Malta	<0.1

Taiwan	5.4	Total	100.0%

Hong Kong	4.9

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/10

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation
Notional amount		date	fund per annum	or paid by fund

UBS, AG
units	442	6/21/10	(3 month USD-	MSCI Daily Total	$11,062
			LIBOR-BBA minus	Return Net
			1.25 percent)	Emerging Markets
India USD Index

Total					$11,062

21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$—	$692,931	$—

Capital goods	—	562,351	—

Communication services	—	290,699	—

Conglomerates	—	326,806	—

Consumer cyclicals	—	1,080,825	—

Consumer staples	—	340,253	—

Energy	—	284,113	—

Financial	—	1,830,639	177

Health care	40,530	250,858	—

Technology	45,284	1,064,882	—

Transportation	—	140,964	—

Utilities and power	—	244,412	—

Total common stocks	85,814	7,109,733	177
Short-term investments	480,509	—	—

Totals by level	$566,323	$7,109,733	$177

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Total return swap contracts	$—	$11,062	$—

Totals by level	$—	$11,062	$—

At the start and close of the reporting period, Level 3 investments in securities are not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

22

Statement of assets and liabilities 4/30/10

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $6,537,987)	$7,195,724
Affiliated issuers (identified cost $480,509) (Note 7)	480,509

Foreign currency (cost $33,073) (Note 1)	33,580

Dividends, interest and other receivables	27,134

Receivable for shares of the fund sold	23,410

Receivable for investments sold	37,287

Unrealized appreciation on swap contracts (Note 1)	11,062

Receivable from Manager (Note 2)	24,493

Unamortized offering costs (Note 1)	10,078

Total assets	7,843,277

LIABILITIES

Payable for investments purchased	132,878

Payable for shares of the fund repurchased	247

Payable for investor servicing fees (Note 2)	2,051

Payable for custodian fees (Note 2)	6,667

Payable for Trustee compensation and expenses (Note 2)	31

Payable for administrative services (Note 2)	23

Payable for distribution fees (Note 2)	1,645

Payable for offering costs (Note 1)	82,438

Payable for shareholder expense	14,117

Payable for auditing fees	37,800

Other accrued expenses	3,756

Total liabilities	281,653

Net assets	$7,561,624

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 6)	$6,636,274

Distributions in excess of net investment income (Note 1)	(6,181)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	262,534

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	668,997

Total — Representing net assets applicable to capital shares outstanding	$7,561,624

(Continued on next page)

23

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($6,898,739 divided by 590,127 shares)	$11.69

Offering price per class A share (100/94.25 of $11.69)*	$12.40

Net asset value and offering price per class B share ($164,972 divided by 14,172 shares)**	$11.64

Net asset value and offering price per class C share ($77,382 divided by 6,651 shares)**	$11.63

Net asset value and redemption price per class M share ($21,494 divided by 1,844 shares)	$11.66

Offering price per class M share (100/96.50 of $11.66)*	$12.08

Net asset value, offering price and redemption price per class R share
($15,297 divided by 1,309 shares)	$11.69

Net asset value, offering price and redemption price per class Y share
($383,740 divided by 32,787 shares)	$11.70

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24

Statement of operations For the period 6/12/09 (commencement of operations) to 4/30/10

INVESTMENT INCOME

Dividends (net of foreign tax of $10,522)	$121,387

Interest (including interest income of $748 from investments in affiliated issuers) (Note 7)	748

Total investment income	122,135

EXPENSES

Compensation of Manager (Note 2)	58,961

Investor servicing fees (Note 2)	22,555

Custodian fees (Note 2)	17,209

Trustee compensation and expenses (Note 2)	2,650

Administrative services (Note 2)	1,378

Distribution fees — Class A (Note 2)	14,060

Distribution fees — Class B (Note 2)	1,090

Distribution fees — Class C (Note 2)	464

Distribution fees — Class M (Note 2)	112

Distribution fees — Class R (Note 2)	61

Amortization of offering costs (Note 1)	77,509

Reports to shareholders	21,202

Auditing	37,898

Other	16,313

Fees waived and reimbursed by Manager (Note 2)	(161,292)

Total expenses	110,170

Expense reduction (Note 2)	(948)

Net expenses	109,222

Net investment income	12,913

Net realized gain on investments (Notes 1 and 3)	482,558

Net realized gain on swap contracts (Note 1)	41,657

Net realized gain on foreign currency transactions (Note 1)	6,413

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	198

Net unrealized appreciation of investments and swap contracts during the period	668,799

Net gain on investments	1,199,625

Net increase in net assets resulting from operations	$1,212,538

The accompanying notes are an integral part of these financial statements.

25

Statement of changes in net assets

INCREASE IN NET ASSETS	For the period 6/12/09
(commencement of operations)
to 4/30/10

Operations:
Net investment income	$12,913

Net realized gain on investments and foreign currency transactions	530,628

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	668,997

Net increase in net assets resulting from operations	1,212,538

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(62,345)

Class B	(914)

Class C	(446)

Class M	(143)

Class R	(82)

Class Y	(3,233)

Net realized short-term gain on investments

Class A	(203,663)

Class B	(4,179)

Class C	(1,867)

Class M	(576)

Class R	(343)

Class Y	(9,397)

Redemption fees (Note 1)	927

Increase from capital share transactions (Note 4)	1,635,347

Total increase in net assets	2,561,624

NET ASSETS

Beginning of period (Note 6)	5,000,000

End of period (including distributions in excess of net investment income of $6,181)	$7,561,624

The accompanying notes are an integral part of these financial statements.

26

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27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
												Ratio	investment
			Net realized									of expenses	income (loss)
	Net asset value,		and unrealized	Total from	From net	From net			Net asset	Total return	Net assets,	to average	to average
	beginning	Net investment	gain (loss) on	investment	investment	realized gain on	Total	Redemption	value, end of	at net asset	end of period	net assets	net assets	Portfolio
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	fees [b]	period	value (%) *[c]	(in thousands)	(%) *[d,e]	(%) *[d]	turnover (%) *

Class A
April 30, 2010 †	$10.00	.02	2.12	2.14	(.11)	(.34)	(.45)	—	$11.69	21.62	$6,899	1.60	.20	106.47

Class B
April 30, 2010 †	$10.00	(.05)	2.11	2.06	(.08)	(.34)	(.42)	—	$11.64	20.79	$165	2.27	(.48)	106.47

Class C
April 30, 2010 †	$10.00	(.06)	2.11	2.05	(.08)	(.34)	(.42)	—	$11.63	20.77	$77	2.27	(.53)	106.47

Class M
April 30, 2010 †	$10.00	(.03)	2.12	2.09	(.09)	(.34)	(.43)	—	$11.66	21.10	$21	2.04	(.28)	106.47

Class R
April 30, 2010 †	$10.00	(.01)	2.12	2.11	(.08)	(.34)	(.42)	—	$11.69	21.38	$15	1.82	(.11)	106.47

Class Y
April 30, 2010 †	$10.00	.05	2.11	2.16	(.12)	(.34)	(.46)	—	$11.70	21.86	$384	1.38	.42	106.47

* Not annualized.

† For the period June 12, 2009 (commencement of operations) to April 30, 2010.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

April 30, 2010	2.36%

e Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.

28	29

Notes to financial statements 4/30/10

Note 1: Significant accounting policies

Putnam Asia Pacific Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in equity securities of Asian or Pacific Basin companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential, such as stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering each class of shares on June 12, 2009. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from June 12, 2009 (commencement of operations) through April 30, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, June 11, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At April 30, 2010, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security

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or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $200,000 on total return swap contracts for the reporting period.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the

31

fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s coun-terparties to elect early termination could impact the fund’s future derivative activity. At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, foreign tax credits and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $48,069 to increase distributions in excess of net investment income, with a decrease to accumulated net realized gains of $48,069.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$779,042
Unrealized depreciation	(140,107)

Net unrealized appreciation	638,935
Undistributed ordinary income	4,881
Undistributed short-term gain	281,336
Cost for federal income tax purposes	$7,037,298

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

I) Offering costs The offering costs of $87,587 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 1.08% of the first $5 billion, 1.03% of the next $5 billion, 0.98% of the next $10 billion, 0.93% of the next $10 billion, 0.88% of the next $50 billion, 0.86% of the next $50 billion, 0.85% of the next $100 billion and 0.845% any excess thereafter.

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In addition, beginning with the fund’s thirteenth complete calendar month of operation under the new management contract, the monthly management fee will consist of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment will be determined based on performance over the thirty-six month period then ended or, if the new management contract has not yet been effective for thirty-six complete calendar months, the period from the date the new management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment will be calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI All-Country Asia Pacific Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/- 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee was based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, 0.73% of the next $5 billion, 0.72% of the next $5 billion, 0.71% of the next $5 billion, 0.70% of the next $5 billion, 0.69% of the next $5 billion, 0.68% of the next $8.5 billion and 0.67% thereafter.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the reporting period, the fund’s expenses were reduced by $33,290 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were reduced by $128,002 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

33

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $35 under the expense offset arrangements and by $913 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $5, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $4,318 and $34 from the sale of class A and class M shares, respectively, and received $83 and $5 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $13,000,459 and $6,942,422, respectively. There were no purchases or proceeds from sales of U.S. government securities.

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Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	For the period 6/12/09
	(commencement of operations) to 4/30/10

Class A	Shares	Amount

Shares sold	170,706	$1,897,093

Shares issued in connection with
reinvestment of distributions	23,965	265,771

	194,671	2,162,864

Shares repurchased	(99,544)	(1,078,444)

Net increase	95,127	$1,084,420

	For the period 6/12/09
	(commencement of operations) to 4/30/10

Class B	Shares	Amount

Shares sold	15,957	$171,797

Shares issued in connection with
reinvestment of distributions	298	3,303

	16,255	175,100

Shares repurchased	(3,083)	(35,887)

Net increase	13,172	$139,213

	For the period 6/12/09
	(commencement of operations) to 4/30/10

Class C	Shares	Amount

Shares sold	6,893	$77,176

Shares issued in connection with
reinvestment of distributions	109	1,202

	7,002	78,378

Shares repurchased	(1,351)	(15,677)

Net increase	5,651	$62,701

	For the period 6/12/09
	(commencement of operations) to 4/30/10

Class M	Shares	Amount

Shares sold	779	$8,982

Shares issued in connection with
reinvestment of distributions	65	719

	844	9,701

Shares repurchased	—	—

Net increase	844	$9,701

35

	For the period 6/12/09
	(commencement of operations) to 4/30/10

Class R	Shares	Amount

Shares sold	1,497	$17,640

Shares issued in connection with
reinvestment of distributions	38	425

	1,535	18,065

Shares repurchased	(1,226)	(13,981)

Net increase	309	$4,084

	For the period 6/12/09
	(commencement of operations) to 4/30/10

Class Y	Shares	Amount

Shares sold	38,581	$412,774

Shares issued in connection with
reinvestment of distributions	1,138	12,630

	39,719	425,404

Shares repurchased	(7,932)	(90,176)

Net increase	31,787	$335,228

At the close of the reporting period, Putnam Investments, LLC owned the following shares:

	Shares	Percentage of ownership	Value at April 30, 2010
Class A	433,373	73.4%	$5,066,133

Class M	1,039	56.3	12,110

Class R	1,038	79.3	12,138

Class Y	1,042	3.2	12,186

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of April 30, 2010

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts	Receivables	$11,062		$—

Total		$11,062		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Swaps	Total

Equity contracts	$41,657	$41,657

Total	$41,657	$41,657

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Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Swaps	Total

Equity contracts	$11,062	$11,062

Total	$ 11,062	$ 11,062

Note 6: Initial capitalization and offering of shares

The fund was established as series of the trust on June 12, 2009. Prior to June 12, 2009, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$4,950,000	495,000

Class B	$10,000	1,000

Class C	$10,000	1,000

Class M	$10,000	1,000

Class R	$10,000	1,000

Class Y	$10,000	1,000

Note 7: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $748 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $8,013,184 and $7,532,675, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

37

Federal tax information (Unaudited)

For the period, interest and dividends from foreign countries were $132,909 or $0.21 per share (for all classes of shares). Taxes paid to foreign countries were $10,522 or $0.02 per share (for all classes of shares).

For its tax year ended April 30, 2010, the fund hereby designates 17.10%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended April 30, 2010, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $220,025 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

38

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected with all funds of the Trust voting as single class*, as follows:

	Votes for	Votes withheld

Ravi Akhoury	2,566,689,700	3,929,918

Jameson A. Baxter	2,566,704,258	3,915,360

Charles B. Curtis	2,566,702,967	3,916,651

Robert J. Darretta	2,566,745,632	3,873,986

Myra R. Drucker	2,566,694,748	3,924,870

John A. Hill	2,566,712,158	3,907,460

Paul L. Joskow	2,566,754,802	3,864,816

Elizabeth T. Kennan	2,566,690,713	3,928,905

Kenneth R. Leibler	2,566,733,552	3,886,066

Robert E. Patterson	2,566,763,419	3,856,199

George Putnam, III	2,566,693,850	3,925,768

Robert L. Reynolds	2,566,757,540	3,862,078

W. Thomas Stephens	2,566,760,127	3,859,491

Richard B. Worley	2,566,734,621	3,884,997

* Reflects votes with respect to election of Trustees by funds of the Trust through January 15, 2010.

A proposal to approve a new management contract between the fund and Putnam Management with both Fund Family breakpoints and performance fees was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

565,236	1,838	—	5,930

A proposal to approve a new management contract between the fund and Putnam Management with Fund Family breakpoints only was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

565,236	1,838	—	5,930

A proposal to approve a new management contract between the fund and Putnam Management with performance fees only was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

565,236	1,838	—	5,930

A proposal to amend the fundamental investment restrictions with respect to investments in commodities was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

567,003	71	—	5,930

All tabulations are rounded to the nearest whole number.

39

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Interactive Data
Born 1948	College, and a member of the Investment Committee	Corporation, a provider
Trustee since 2004	of the Kresge Foundation, a charitable trust. Retired in	of financial market
	2009 as Chair of the Board of Trustees of Commonfund,	data and analytics to
	a not-for-profit firm that manages assets for educational	financial institutions and
	endowments and foundations. Advisor to RCM Capital	investors
Management, an investment management firm, and to
the Employee Benefits Investment Committee of The
Boeing Company.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Currently	natural gas transmission
	on leave from his position as the Elizabeth and James	and power services;
	Killian Professor of Economics and Management at the	Exelon Corporation, an
	Massachusetts Institute of Technology. Prior to 2007,	energy company focused
	served as the Director of the Center for Energy and	on power services
Environmental Policy Research at MIT.

40

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Elizabeth T. Kennan	Partner of Cambus-Kenneth Farm (thoroughbred horse	Former Chairman and
Born 1938	and cattle breeding). President Emeritus of Mount	now Lead Director of
Trustee since 1992	Holyoke College. Trustee of the National Trust for Historic	Northeast Utilities,
	Preservation and of Centre College.	which operates New
England’s largest energy
delivery system

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Ruder Finn Group, a
Born 1949	Exchange, an electronic marketplace for the trading	global communications
Trustee since 2006	of derivative securities. Vice Chairman of Beth Israel	and advertising firm;
	Deaconess Hospital in Boston, Massachusetts.	Northeast Utilities,
which operates New
England’s largest energy
delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Chairman of	None
Born 1945	Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee since 2009	assets company, in December 2008.	company focused on
natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC , an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University	an investment
Trustee since 2004	of Pennsylvania Medical Center, the Robert Wood	management firm
Johnson Foundation, a philanthropic organization
devoted to health-care issues, and the National
Constitution Center. Also serves as a Director of
the Colonial Williamsburg Foundation, a historical
preservation organization, and as Chairman of the
Philadelphia Orchestra Association.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2010, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal , or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

41

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Charles E. Porter (Born 1938)	Management
Senior Advisor to the Trustees
Since 1989	Robert R. Leveille (Bo rn 1969)
Vice President and Chief Compliance Officer
Steven D. Krichmar (Born 1958)	Since 2007
Vice President and Principal Financial Officer	Managing Director, Putnam Investments,
Since 2002	Putnam Management and Putnam
Senior Managing Director, Putnam Investments	Retail Management

Janet C. Smith (Born 1965)	Mark C. Trenchard (Born 1962)
Vice President, Principal Accounting Officer and	Vice President and BSA Compliance Officer
Assistant Treasurer	Since 2002
Since 2007	Managing Director, Putnam Investments
Managing Director, Putnam Investments and
Putnam Management	Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Susan G. Malloy (Born 1957)	Since 1993
Vice President and Assistant Treasurer
Since 2007	Wanda M. McManus (Born 1947)
Managing Director, Putnam Investments	Vice President, Senior Associate Treasurer and
Assistant Clerk
Beth S. Mazor (Born 1958)	Since 2005
Vice President
Since 2002	Nancy E. Florek (Born 1957)
Managing Director, Putnam Investments	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
James P. Pappas (Born 1953)	Since 2005
Vice President
Since 2004
Managing Director, Putnam Investments and
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

42

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus , or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Income-Growth Trust
International Growth Fund* **	Equity Income Fund
New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund*	The Putnam Fund for Growth and Income
Vista Fund	International Value Fund* ††
Voyager Fund	Mid Cap Value Fund
Small Cap Value Fund*
Blend
Asia Pacific Equity Fund*	Income
Capital Opportunities Fund*	American Government Income Fund
Capital Spectrum Fund‡	Diversified Income Trust
Emerging Markets Equity Fund*	Floating Rate Income Fund
Equity Spectrum Fund‡	Global Income Trust*
Europe Equity Fund*	High Yield Advantage Fund*
Global Equity Fund*	High Yield Trust*
International Capital Opportunities Fund*	Income Fund
International Equity Fund*	Money Market Fund†
Investors Fund	U.S. Government Income Trust
Research Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

†† Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

43

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund
Global Industrials Fund
Global Natural Resources Fund
Global Sector Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®

Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

44

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Ravi Akhoury	Susan G. Malloy
Putnam Investment	Charles B. Curtis	Vice President and
Management, LLC	Robert J. Darretta	Assistant Treasurer
One Post Office Square	Myra R. Drucker
Boston, MA 02109	Paul L. Joskow	Beth S. Mazor
	Elizabeth T. Kennan	Vice President
Investment Sub-Manager	Kenneth R. Leibler
Putnam Investments Limited	Robert E. Patterson	James P. Pappas
57–59 St James’s Street	George Putnam, III	Vice President
London, England SW1A 1LD	Robert L. Reynolds
	W. Thomas Stephens	Francis J. McNamara, III
Investment Sub-Advisor	Richard B. Worley	Vice President and
The Putnam Advisory		Chief Legal Officer
Company, LLC	Officers
One Post Office Square	Robert L. Reynolds	Robert R. Leveille
Boston, MA 02109	President	Vice President and
Chief Compliance Officer
Marketing Services	Jonathan S. Horwitz
Putnam Retail Management	Executive Vice President,	Mark C. Trenchard
One Post Office Square	Principal Executive	Vice President and
Boston, MA 02109	Officer, Treasurer and	BSA Compliance Officer
Compliance Liaison
Custodian		Judith Cohen
State Street Bank	Charles E. Porter	Vice President, Clerk and
and Trust Company	Senior Advisor to the Trustees	Assistant Treasurer

Legal Counsel	Steven D. Krichmar	Wanda M. McManus
Ropes & Gray LLP	Vice President and	Vice President, Senior Associate
	Principal Financial Officer	Treasurer and Assistant Clerk
Independent Registered
Accounting Firm	Janet C. Smith	Nancy E. Florek
KPMG LLP	Vice President, Principal	Vice President, Assistant Clerk,
	Accounting Officer and	Assistant Treasurer and
Trustees	Assistant Treasurer	Proxy Manager
John A. Hill, Chairman
Jameson A. Baxter,
Vice Chairman

This report is for the information of shareholders of Putnam Asia Pacific Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN108 261580 6/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In May 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

April 30, 2010*	$34,650	$--	$3,150	$-

* Fund commenced operations on June 12, 2009.

For the fiscal year ended April 30, 2010 the fund’s independent auditor billed aggregate non-audit fees in the amount of $3,150, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

April 30, 2010	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed- End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: June 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 28, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2010

Date of reporting period: May 18, 2009 (commencement of operations) — April 30, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PYSAX

Putnam Equity Spectrum Fund

Annual report
4 | 30 | 10

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Equity Spectrum
Fund

Annual report
4 | 30 | 10

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Financial statements	16
Federal tax information	37
Shareholder meeting results	38
About the Trustees	39
Officers	41

Message from the Trustees

Dear Fellow Shareholder:

Volatility returned to global equity markets this spring. This change was to be expected after the remarkable advances of the past year, but the headlines from Europe added fuel.

If 2009 can be characterized as a rebound from the liquidity crisis, the investment environment for 2010 is shaping up to be somewhat more difficult, one that requires analysis, insight, innovation, and expertise.

These attributes form the very core of Putnam’s analytic, active-management approach, which seeks to weather short-term periods of market dislocation, while preparing for the expected return of a more positive investing environment. With volatility rising in fixed-income markets, bond investors should benefit from active management as well.

We would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, which went into effect earlier this year. We would also like to welcome new shareholders to the fund, and thank all of our investors for your continued confidence in Putnam.

About the fund

Putnam Equity Spectrum Fund

Sometimes, compelling investment opportunities are presented by more complex securities that require deep expertise and a unique set of analytical skills. Putnam Equity Spectrum Fund invests in the stocks of leveraged companies — those that use debt as a tool to improve their business performance. Investing in leveraged companies is a specialized niche, requiring considerable knowledge to understand the intricacies of capital structures and balance sheets.

A new dimension

Leveraged-company stocks can add a new dimension to most investment portfolios because they offer different performance characteristics than the broad stock market. Putnam Equity Spectrum Fund targets opportunities in leveraged companies by combining active management and rigorous fundamental research to seek long-term capital appreciation for investors.

Types of leveraged companies

• Capital-intensive businesses, such as telecommunications companies that borrow money to build and maintain network infrastructure.

• “Rising stars,” or early-stage growth companies, that use borrowing to finance their operations while they develop new products and a customer base.

• “Fallen angels,” which are companies that had been in stronger capital positions but have become more heavily dependent on debt.

• Special situation companies that use debt as part of a restructuring, or as part of a merger, acquisition, or privatization.

Consider these risks before investing:

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in relatively few issuers and involves more risk than a fund that invests more broadly. Funds that invest in securities of leveraged companies involve the risk that the securities of leveraged companies will be more sensitive to issuer, political, market, and economic developments than the market as a whole and the securities of other types of companies. Investments in securities of leveraged companies are likely to be more volatile than investments in companies that are not leveraged. The fund may focus its investments in types of securities — equities, fixed income, or bank loans — that underperform relative to, or are more volatile than, other types of securities. The use of derivatives involves special risks and may result in losses. A fund that engages in short sales of securities may incur losses if the securities appreciate in value and may experience higher volatility due to leverage resulting from investing the proceeds of securities sold short. When short-selling, investors sell borrowed shares, hoping to repurchase them at a lower price before returning them to the lender.

Performance
snapshot

Total return (%) comparison as of 4/30/10

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the period, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

4

Interview with your
fund’s portfolio manager

David Glancy

David, Putnam Equity Spectrum Fund
launched on May 18, 2009. How did the fund
perform from its inception date through
April 30, 2010?

The fund’s class A shares delivered a total return of 56.35%, outpacing the 32.98% advance of its benchmark, the S&P 500 Index. The fund also outperformed its Lipper peer group, Mid-Cap Core Funds, which returned 43.48%. Stock selection was the primary driver behind the fund’s outperformance during the period, while the fund’s cash holdings were a drag on performance.

Because this is a relatively new fund,
can you provide an overview of your
investmentstrategy?

Sure. The premise behind this fund is to invest in the stocks of U.S. leveraged companies. These are companies with high debt levels relative to their earnings before interest payments, taxes, depreciation, and amortization, known as “EBITDA.” We conduct a rigorous fundamental research process that focuses on finding leveraged companies with the most attractive total return potential, relative to risk. The chief risks are the possibilities of bankruptcy, reorganization, or liquidation.

How does your research process work?

First, we analyze companies to understand where their cash flow comes from and the risks to that cash flow. Next, we analyze each company’s capital structure — the ways it finances its operations — to determine opportunities and risks. For example, we examine whether a company has sufficient cash flow to cover liabilities at each level of its capital structure. We rely on Putnam’s High Yield Credit group and Small- and Mid-cap Equities group for research and analysis. After analyzing scenarios for each company, we

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the period from 5/18/09 (commencement of operations) to 4/30/10. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

5

build the portfolio by weighing the merits of different securities. Our goal is to establish the best overall trade-off between potential return and risk.

What was the environment for leveraged-
company stocks during the period?

Historically, as the economy emerges from recessions, leveraged companies have tended to outperform the broad market, and this time was no different. In fact, you could say that the phenomenon was amplified. During the depths of the credit crisis in late 2008 and early 2009, negative perceptions of companies holding large amounts of debt hit leveraged-company securities hard. When the economy began to grow again and the environment improved for companies that use leverage, these securities were well positioned for positive returns. Leveraged companies saw a significant rally in the latter half of 2009, outpacing those that are more typically represented in the S&P 500 Index. Historically low interest rates, government stimulus spending, and surprisingly strong consumer spending also contributed to the rebound in leveraged-company securities.

Were there any particular companies that
helped performance during the period?

Yes, three companies stand out. Shares of W.R. Grace, a specialty chemical maker, surged after it appeared more likely that the company would emerge from bankruptcy sometime in 2010 with no significant dilution to equity ownership. The company’s financial results continued to improve due to better results in the areas of commercial and public works construction.

Shares of NewStar Financial, a middle market corporate and commercial real estate lender, performed very well thanks to the improved outlook for debt markets and increased lending activity. Additionally, the company was able to obtain a new credit facility in the early part of 2010, which eased some concerns about liquidity and future access to capital.

Rhodia SA, a French specialty chemicals conglomerate, also outperformed. Successful efforts to renegotiate the company’s debt covenant, above-average exposure to fast-growing emerging markets, cost improvements on raw materials,

Portfolio composition as of 4/30/10

	LONG SECURITIES	SHORT SECURITIES	ALL SECURITIES

Common stock	80.0%	–1.1%	78.9%
Short-term investments	21.9%	—	21.9%
Investment companies	—	–0.8%	–0.8%

Allocations are represented as a percentage of portfolio market value. Data includes exposure achieved through various derivative instruments; however, it excludes short-term investments held as collateral for loaned securities and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

6

“Historically, as the economy emerges
from recessions, leveraged compa-
nies have tended to outperform the
broad market, and this time was
no different.”
David Glancy

and strong pricing power all helped the company’s results.

Could you discuss some of the holdings that
detracted from the fund’s returns?

Two of the fund’s top holdings, DISH Network and EchoStar, both detracted from returns. DISH provides the DISH Network television service, the nation’s second-largest direct broadcast satellite subscription television service. Despite increased subscriber growth, shares of DISH lost ground as the company’s lawsuit with TiVo remained unresolved. TiVo sued DISH in 2004 for infringement of its real-time TV pausing and rewinding features. A federal appeals panel in Washington sided with TiVo in March. This could lead DISH to shut down digital video recorder (DVR) service for millions of subscribers.

EchoStar engages in the design, development, and distribution of digital set-top boxes and related products for direct-to-home satellite service providers. The company’s set-top boxes allow consumers to watch, control, and record television programming through (DVR) technology integrated with satellite receivers. Due to EchoStar’s direct relationship with DISH, its shares were similarly affected by the litigation. Despite these headwinds, I continue to hold these two stocks in the portfolio.

Shares of RRI Energy, an independent power producer, also suffered declines. The company’s efforts to hedge coal costs hurt results, as it locked in at prices that were considerably higher than current levels. In addition, as more power companies switch to cleaner and cheaper natural gas, there is a concern that those that rely on coal to generate electricity will continue to struggle. More recently, RRI Energy’s stock underperformed after the company issued fiscal 2011 earnings guidance that disappointed analysts. Management cited weakening income from coal-fired power plants as the source of margin pressures. We no longer hold RRI Energy in the portfolio.

Top 10 holdings

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

DISH Network Corp. (8.0%)	Consumer cyclicals	Broadcasting
EchoStar Corp. (6.3%)	Consumer cyclicals	Broadcasting
NewStar Financial, Inc. (4.6%)	Financials	Financial
Southwest Airlines Co. (3.6%)	Transportation	Airlines
AerCap Holdings NV (Netherlands) (2.9%)	Financials	Financial
Swift Energy Co. (2.8%)	Energy	Oil and gas
STAAR Surgical Co. (2.6%)	Health care	Medical technology
UAL Corp. (2.3%)	Transportation	Airlines
W.R. Grace & Co. (2.3%)	Basic materials	Chemicals
Rhodia SA (France) (2.3%)	Basic materials	Chemicals

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 4/30/10. Short-term holdings are excluded. Holdings will vary over time.

7

A good portion of the fund’s assets were
held in cash. Could you explain the role that
cash plays in your strategy?

Opportunistic investing is a key part of the fund’s strategy. To do that effectively, I need to have cash on hand so I can scoop up bargains when they become available. Cash also provides an effective way to balance out the volatility that is inherent in the securities of the companies the fund invests in. In addition, the fund does have the flexibility of selling securities short. Thus, to serve as collateral, I need to keep cash amounts in the portfolio at least equivalent to the value of the short positions. Finally, because the fund is relatively new, it continues to receive significant flows of new money on a regular basis.

What is your outlook for leveraged-
company stocks?

Historically, the stocks of leveraged companies have benefited strongly when financial markets and the economy are recovering. Today, many highly leveraged companies are generating more-than-sufficient cash flow to meet their long-term debt obligations and are not at risk of default or bankruptcy. Therefore, we’re continuing to find opportunities in leveraged-company stocks.

In general, the universe of leveraged companies is underfollowed by Wall Street analysts, which often leads to pricing inefficiencies. In a recovering economy, we believe these inefficiencies can be exploited. While many leveraged-company stocks have recovered from the lows reached in early 2009, we believe there is still opportunity for significant capital appreciation. As earnings recover and grow, the leverage inherent in the capital structure of these companies may amplify returns to equity shareholders.

In addition, credit markets have now thawed substantially from where they were in 2008 and 2009. This provides companies with further access to capital, allowing them to restructure debt. Improved access to capital is important to leveraged companies, as it provides them with the money they need to finance growth, production, research, and acquisitions.

Thank you, David, for your time and
insights today.

Sector allocations as of 4/30/10

	LONG SECURITIES	SHORT SECURITIES	ALL SECURITIES

Consumer cyclicals	24.2%	—	24.2%
Short-term investments	21.9%	—	21.9%
Financials	11.8%	—	11.8%
Transportation	7.9%	—	7.9%
Energy	7.4%	—	7.4%
Basic materials	7.0%	—	7.0%
Consumer staples	7.0%	–0.5%	6.5%
Health care	6.9%	–0.6%	6.3%
Technology	4.5%	—	4.5%
Utilities and power	2.1%	—	2.1%
Other	1.2%	–0.8%	0.4%

Allocations are represented as a percentage of the fund’s portfolio market value. Short-term investments held as collateral for loaned securities are excluded. Holdings and allocations may vary over time.

8

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David Glancy has an M.B.A. from Goizueta Business School at Emory University and a B.A. from Tulane University. He joined Putnam in 2009 and has been in the investment industry since 1987.

IN THE NEWS

The first-quarter earnings season was much better than expected. With virtually all of the S&P 500 companies reporting, 68% have beaten analysts’ expectations according to Standard & Poor’s. In a typical quarter, 61% of companies beat estimates. Both top-line (sales) and bottom-line earnings (profits) are coming in above expectations. Companies that undertook aggressive cost-cutting during the economic downturn have added to their bottom lines. Now many of those firms are experiencing rising sales, which is essential to sustained, long-term growth.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period ended April 30, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents performance since the fund’s inception date of May 18, 2009. Past performance does not guarantee future results, and the short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for the period ended 4/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	56.35%	47.32%	55.19%	50.19%	55.25%	54.25%	55.59%	50.18%	55.92%	56.71%

After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the period, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may be applied to shares exchanged or sold within 30 days of purchase.

Comparative index returns For the period ended 4/30/10

		Lipper Mid-Cap Core Funds
	S&P 500 Index	category average*

Life of fund	32.98%	43.48%

Index and Lipper results should be compared to fund performance at net asset value.

* Over the life-of-fund period ended 4/30/10, there were 398 funds in this Lipper category.

10

Change in the value of a $10,000 investment ($9,425 after sales charge) Cumulative total return from 5/18/09 to 4/30/10

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $15,519 ($15,019 with contingent deferred sales charge). Class C shares would have been valued at $15,525 ($15,425 with contingent deferred sales charge). A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $15,018 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $15,592 and $15,671, respectively.

Fund price and distribution information For the period ended 4/30/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.045		—	$0.008	—		$0.016	$0.065

Capital gains — Long-term	—		—	—	—		—	—

Capital gains — Short-term	0.612		0.612	0.612	0.612		0.612	0.612

Total	$0.657		$0.612	$0.620	$0.612		$0.628	$0.677

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

5/18/09*	$15.00	$15.92	$15.00	$15.00	$15.00	$15.54	$15.00	$15.00

4/30/10	$22.69	$24.07	$22.57	$22.57	$22.63	$23.45	$22.66	$22.72

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Inception date of the fund.

Fund performance as of most recent calendar quarter

Total return for the period ended 3/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	47.32%	38.81%	46.38%	41.38%	46.38%	45.38%	46.65%	41.56%	46.97%	47.60%

11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Estimated net expenses for the fiscal year ended
4/30/10*	1.50%	2.25%	2.25%	2.00%	1.75%	1.25%

Estimated total annual operating expenses for the
fiscal year ended 4/30/10	1.70%	2.45%	2.45%	2.20%	1.95%	1.45%

Annualized expense ratio for the six-month period
ended 4/30/10 †	1.47%	2.22%	2.22%	1.97%	1.72%	1.22%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 4/30/11.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on current fiscal period data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Equity Spectrum Fund from November 1, 2009, to April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.41	$12.68	$12.68	$11.26	$9.84	$6.99

Ending value (after expenses)	$1,308.70	$1,303.40	$1,303.90	$1,305.30	$1,306.60	$1,310.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2010, use the following calculation method. To find the value of your investment on November 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.35	$11.08	$11.08	$9.84	$8.60	$6.11

Ending value (after expenses)	$1,017.50	$1,013.79	$1,013.79	$1,015.03	$1,016.27	$1,018.74

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance ofU.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14

Other information for shareholders

Important notice regarding
Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2010, Putnam employees had approximately $347,000,000 and the Trustees had approximately $49,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

15

Financial statements

These sections of the report, as well as the
accompanying Notes, preceded by the
Report of Independent Registered Public
Accounting Firm, constitute the fund’s
financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Putnam Investment Funds and
Shareholders of Putnam Equity Spectrum Fund

We have audited the accompanying statement of assets and liabilities of Putnam Equity Spectrum Fund (the fund), including the fund’s portfolio, as of April 30, 2010, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period from May18, 2009 (commencement of operations) to April 30, 2010. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Equity Spectrum Fund as of April 30, 2010, the results of its operations, the change in its net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 15, 2010

17

The fund’s portfolio 4/30/10

COMMON STOCKS (66.9%)*	Shares	Value

Airlines (6.6%)
AirTran Holdings, Inc. †	71,200	$375,936

Southwest Airlines Co.	158,600	2,090,348

UAL Corp. † S	61,700	1,331,486

		3,797,770
Banking (0.7%)
Wells Fargo & Co.	12,670	419,504

		419,504
Broadcasting (15.8%)
DISH Network Corp. Class A	207,500	4,596,125

EchoStar Corp. Class A †	186,530	3,583,241

TiVo, Inc. †	51,000	893,520

		9,072,886
Cable television (0.6%)
Cablevision Systems Corp. Class A	12,900	353,976

		353,976
Chemicals (5.1%)
OM Group, Inc. †	7,200	271,800

Rhodia SA (France) †	55,734	1,305,850

W.R. Grace & Co. †	45,400	1,311,606

		2,889,256
Commercial and consumer services (0.1%)
Orbitz Worldwide, Inc. †	12,400	81,716

		81,716
Computers (1.7%)
Polycom, Inc. †	13,200	429,660

Silicon Graphics International Corp. †	57,300	566,697

		996,357
Consumer services (2.0%)
NutriSystem, Inc.	16,000	309,280

WebMD Health Corp. Class A † S	17,100	828,324

		1,137,604
Electronics (1.8%)
Sensata Technologies Holding NV (Netherlands) †	50,600	1,012,000

		1,012,000
Financial (7.5%)
AerCap Holdings NV (Netherlands) †	119,900	1,654,620

NewStar Financial, Inc. †	340,973	2,611,853

		4,266,473
Forest products and packaging (0.8%)
Louisiana-Pacific Corp. †	39,900	469,224

		469,224
Gaming and lottery (2.6%)
Lakes Entertainment, Inc. †	426,500	959,625

Pinnacle Entertainment , Inc. †	40,700	550,671

		1,510,296
Health-care services (1.8%)
Lincare Holdings, Inc. †	21,500	1,003,835

		1,003,835
Household furniture and appliances (1.6%)
Select Comfort Corp. †	80,102	906,755

		906,755

18

COMMON STOCKS (66.9%)* cont.	Shares	Value

Insurance (0.8%)
American Financial Group, Inc.	8,800	$258,984

Assured Guaranty, Ltd. (Bermuda)	8,300	178,865

		437,849
Investment banking/Brokerage (0.9%)
Och-Ziff Capital Management Group Class A	30,500	534,360

		534,360
Manufacturing (0.2%)
Thermadyne Holdings Corp. †	12,000	131,640

		131,640
Medical technology (4.0%)
Alliance Imaging, Inc. †	153,900	824,904

STAAR Surgical Co. †	292,300	1,487,807

		2,312,711
Natural gas utilities (0.4%)
Questar Corp.	4,200	201,390

		201,390
Oil and gas (6.2%)
Anadarko Petroleum Corp.	4,600	285,936

PetroHawk Energy Corp. †	7,700	166,243

Pioneer Natural Resources Co.	11,800	756,734

Plains Exploration & Production Co. †	9,000	263,790

St. Mary Land & Exploration Co.	12,200	490,928

Swift Energy Co. †	44,112	1,595,971

		3,559,602
Power producers (1.4%)
Rosetta Resources, Inc. †	32,000	796,800

		796,800
Restaurants (3.6%)
AFC Enterprises †	93,700	1,022,267

Famous Dave’s of America, Inc. †	109,500	1,027,110

		2,049,377
Schools (0.3%)
Apollo Group, Inc. Class A †	2,500	143,525

		143,525
Software (0.3%)
Mantech International Corp. Class A †	3,800	171,114

		171,114
Telecommunications (0.1%)
TerreStar Corp. †	69,700	54,366

		54,366
Total common stocks (cost $29,956,410)		$38,310,386

SHORT-TERM INVESTMENTS (20.8%)*	Principal amount/shares	Value

U.S. Treasury Bills for an effective yield of 0.341%, June 10, 2010	$500,000	$499,811

U.S. Treasury Bills for an effective yield of 0.310%,
July 15, 2010 ###	1,960,000	1,958,593

U.S. Treasury Bills for an effective yield of 0.273%,
December 16, 2010	3,221,000	3,215,518

U.S. Treasury Bills for an effective yield of 0.245%,
November 18, 2010	1,269,000	1,266,187

19

SHORT-TERM INVESTMENTS (20.8%)* cont.	Principal amount/shares	Value

Short-term investments held as collateral for loaned securities with yields ranging from 0.16% to 0.28% and due dates ranging
from May 3, 2010 to June 21, 2010 [d]	$1,419,003	$1,418,805

Putnam Money Market Liquidity Fund [e]	3,572,301	3,572,301

Total short-term investments (cost $11,932,308)		$11,931,215

TOTAL INVESTMENTS

Total investments (cost $41,888,718)		$50,241,601

Notes to the fund’s portfolio

The notes to the fund’s portfolio are for the reporting period ended April 30, 2010.

* Percentages indicated are based on net assets of $57,270,843.

† Non-income-producing security.

### This security, in part or in entirety, was segregated for securities sold short at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, liquid assets totaling $913,497 have been segregated to cover certain derivatives contracts.

Securities sold short at 4/30/10

COMMON STOCKS (0.9%)*	Shares	Value

Health-care services (0.5%)
Healthways, Inc. †	18,300	$298,107

		298,107
Restaurants (0.4%)
Texas Roadhouse, Inc. Class A †	15,000	221,700

		221,700
Total common stocks (cost $441,287)		$519,807

INVESTMENT COMPANIES (0.7%)*	Shares	Value

iShares Russell 2000 Index Fund	5,500	$393,690

Total investment companies (cost $338,182)		$393,690
Total securities sold short (proceeds $779,469)		$913,497

20

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$2,052,630	$1,305,850	$—

Capital goods	131,640	—	—

Communication services	408,342	—	—

Consumer cyclicals	11,571,653	—	—

Consumer staples	3,330,506	—	—

Energy	3,559,602	—	—

Financials	5,658,186	—	—

Health care	3,316,546	—	—

Technology	2,179,471	—	—

Transportation	3,797,770	—	—

Utilities and power	998,190	—	—

Total common stocks	37,004,536	1,305,850	—
Short-term investments	3,572,301	8,358,914	—

Totals by level	$40,576,837	$9,664,764	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Securities sold short	$(913,497)	$—	$—

Totals by level	$(913,497)	$—	$—

The accompanying notes are an integral part of these financial statements.

21

Statement of assets and liabilities 4/30/10

ASSETS

Investment in securities, at value, including $1,389,592 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $38,316,417)	$46,669,300
Affiliated issuers (identified cost $3,572,301) (Note 7)	3,572,301

Dividend, interest and other receivables	1,183

Receivable for shares of the fund sold	8,679,869

Receivable from Manager (Note 2)	868

Receivable for short sales margin (Note 1)	18,831

Collateral on short sales (Note 1)	938,150

Unamortized offering costs (Note 1)	5,405

Total assets	59,885,907

LIABILITIES

Payable to custodian (Note 2)	25,286

Payable for shares of the fund repurchased	32,462

Payable for investor servicing fees (Note 2)	14,770

Payable for custodian fees (Note 2)	3,113

Payable for administrative services (Note 2)	133

Payable for distribution fees (Note 2)	8,984

Payable for offering costs (Note 1)	113,203

Payable for loan financing (Note 1)	24,268

Interest payable for short sales (Note 1)	3,795

Securities sold short, at value (proceeds receivable $779,469) (Note 1)	913,497

Collateral on securities loaned, at value (Note 1)	1,418,805

Other accrued expenses	56,748

Total liabilities	2,615,064

Net assets	$57,270,843

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 6)	$48,248,220

Undistributed net investment income (Note 1)	489

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	803,279

Net unrealized appreciation of investments	8,218,855

Total — Representing net assets applicable to capital shares outstanding	$57,270,843

(Continued on next page)

22

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($35,607,486 divided by 1,569,607 shares)	$22.69

Offering price per class A share (100/94.25 of $22.69)*	$24.07

Net asset value and offering price per class B share ($896,962 divided by 39,733 shares)**	$22.57

Net asset value and offering price per class C share ($3,093,824 divided by 137,096 shares)**	$22.57

Net asset value and redemption price per class M share ($215,380 divided by 9,519 shares)	$22.63

Offering price per class M share (100/96.50 of $22.63)*	$23.45

Net asset value, offering price and redemption price per class R share
($84,511 divided by 3,729 shares)	$22.66

Net asset value, offering price and redemption price per class Y share
($17,372,680 divided by 764,768 shares)	$22.72

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

23

Statement of operations For the period 5/18/09 (commencement of operations) to 4/30/10

INVESTMENT INCOME

Dividends	$209,181

Interest (including interest income of $6,040 from investments in affiliated issuers) (Note 7)	12,002

Securities lending	1,006

Total investment income	222,189

EXPENSES

Compensation of Manager (Note 2)	152,888

Investor servicing fees (Note 2)	74,707

Custodian fees (Note 2)	9,274

Trustee compensation and expenses (Note 2)	3,577

Administrative services (Note 2)	3,198

Dividend expense for short sales (Note 1)	4,758

Interest expense for short sales (Note 1)	6,769

Distribution fees — Class A (Note 2)	33,463

Distribution fees — Class B (Note 2)	5,048

Distribution fees — Class C (Note 2)	8,669

Distribution fees — Class M (Note 2)	340

Distribution fees — Class R (Note 2)	145

Amortization of offering costs (Note 1)	110,647

Auditing	38,294

Other	41,513

Fees waived and reimbursed by Manager (Note 2)	(190,709)

Total expenses	302,581

Expense reduction (Note 2)	(127)

Net expenses	302,454

Net investment loss	(80,265)

Net realized gain on investments (Notes 1 and 3)	1,700,514

Net realized loss on short sales (Note 1)	(184,719)

Net realized loss on foreign currency transactions (Note 1)	(345)

Net realized gain on written options (Notes 1 and 3)	114,139

Net unrealized appreciation of investments and short sales during the period	8,218,855

Net gain on investments	9,848,444

Net increase in net assets resulting from operations	$9,768,179

The accompanying notes are an integral part of these financial statements.

24

Statement of changes in net assets

INCREASE IN NET ASSETS	For the period 5/18/09
(commencement of operations)
to 4/30/10

Operations:
Net investment loss	$(80,265)

Net realized gain on investments and foreign currency transactions	1,629,589

Net unrealized appreciation of investments	8,218,855

Net increase in net assets resulting from operations	9,768,179

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(33,821)

Class C	(398)

Class R	(11)

Class Y	(19,259)

Net realized short-term gain on investments

Class A	(459,938)

Class B	(18,971)

Class C	(30,454)

Class M	(944)

Class R	(433)

Class Y	(181,327)

Redemption fees (Note 1)	2,618

Increase from capital share transactions (Note 4)	44,245,602

Total increase in net assets	53,270,843

NET ASSETS

Beginning of period (Note 6)	4,000,000

End of period (including undistributed net investment income of $489)	$57,270,843

The accompanying notes are an integral part of these financial statements.

25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average	Ratio of net
			Net realized										net assets	investment
	Net asset	Net	and			From net						Ratio of	excluding	income (loss)
	value,	investment	unrealized	Total from	From net	realized			Net asset	Total return	Net assets,	expenses to	interest and	to average
	beginning	income	gain (loss) on	investment	investment	gain on	Total	Redemption	value, end of	at net asset	end of period	average net	dividend	net assets	Portfolio
	of period	(loss) [a,g]	investments	operations	income	investments	distributions	fees [b]	period	value (%) [c]	(in thousands)	assets (%) [d,e,f]	expense (%) [d,e]	(%) [d,g]	turnover (%)

Class A
April 30, 2010 †	$15.00	(.07)	8.42	8.35	(.05)	(.61)	(.66)	—	$22.69	56.35 *	$35,607	1.45 *	1.40 *	(.36) *	81.60 *

Class B
April 30, 2010 †	$15.00	(.20)	8.38	8.18	—	(.61)	(.61)	—	$22.57	55.19 *	$897	2.17 *	2.12 *	(1.05) *	81.60 *

Class C
April 30, 2010 †	$15.00	(.26)	8.45	8.19	(.01)	(.61)	(.62)	—	$22.57	55.25 *	$3,094	2.17 *	2.12 *	(1.29) *	81.60 *

Class M
April 30, 2010 †	$15.00	(.23)	8.47	8.24	—	(.61)	(.61)	—	$22.63	55.59 *	$215	1.93 *	1.88 *	(1.14) *	81.60 *

Class R
April 30, 2010 †	$15.00	(.20)	8.49	8.29	(.02)	(.61)	(.63)	—	$22.66	55.92 *	$85	1.69 *	1.64 *	(1.02) *	81.60 *

Class Y
April 30, 2010 †	$15.00	(.04)	8.44	8.40	(.07)	(.61)	(.68)	—	$22.72	56.71 *	$17,373	1.21 *	1.16 *	(.22) *	81.60 *

* Not annualized.

† For the period May 18, 2009 (commencement of operations) to April 30, 2010.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.91% of average net assets for the period ended April 30, 2010 (Note2):

e Includes amounts paid through expense offset arrangements (Note 2).

f Includes dividend and interest expense in connection with securities sold short, which amounted to 0.05% of average net assets as of April 30, 2010 (Note 1).

g Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per	Percentage of
	share	average net assets

Class A	$0.15	0.77%

Class B	0.15	0.80

Class C	0.11	0.56

Class M	0.09	0.45

Class R	0.06	0.31

Class Y	0.14	0.68

The accompanying notes are an integral part of these financial statements.

26	27

Notes to financial statements 4/30/10

Note 1: Significant accounting policies

Putnam Equity Spectrum Fund (the fund) is a non-diversified series of Putnam Funds Trust (the trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing in a portfolio mainly consisting of equity securities of leveraged companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering each class of shares on May 18, 2009. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from May 18, 2009 (commencement of operations) through April 30, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, June 15, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments (including securities sold short) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At April 30, 2010, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments,

28

including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are

29

valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the reporting period, the transaction volume of purchased options contracts was minimal. See Note 3 for the volume of written options contracts activity for the reporting period. The fund did not have any activity on futures contracts during the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

G) Short sale of securities The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the market value of the securities sold short. The fund will also post collateral representing an additional 2%-5% of the market value of the securities sold short. This additional collateral will be in the form of a loan from the custodian. All collateral is marked-to-market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. The fund is subject to risk of loss if the lender of the security were to fail to perform its obligations under the contract. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the fund’s portfolio.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At the close of the reporting period, the value of securities loaned amounted to $1,389,592. The fund received cash collateral of $1,418,805 which is pooled with collateral of other Putnam funds into 44 issues of short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial

30

statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of post-October loss deferrals, net operating loss, redesignation of taxable income and partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $134,243 to decrease distributions in excess of net investment income with a decrease to accumulated net realized gain of $134,243.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$8,699,039
Unrealized depreciation	(345,667)

Net unrealized appreciation	8,353,372
Undistributed short-term gain	809,900
Post-October loss	(6,621)
Cost for federal income tax purposes	$41,888,229

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

L) Offering costs The offering costs of $116,052 are being fully amortized on a straight-line basis over atwelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.88% of the first $5 billion, 0.83% of the next $5billion, 0.78% of the next $10 billion, 0.73% of the next $10 billion, 0.68% of the next $50 billion, 0.66% of the next $50 billion, 0.65% of the next $100 billion, and 0.645% thereafter.

Commencing with the fund’s thirteenth whole calendar month of operation (June 2010), the applicable base fee will be increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease will be calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P 500 Index over the performance period. The maximum annualized performance adjustment rate is +/–0.40%. The performance period will be the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate will be multiplied by the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.80% of the first $500 million, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion,

31

0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, 0.53% of the next $5 billion, 0.52% of the next $5 billion, 0.51% of the next $5 billion, 0.50% of the next $5 billion, 0.49% of the next $5 billion, 0.48% of the next $8.5 billion, and 0.47% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through August 30, 2011, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses, expense offset and brokerage/service arrangements and payments under the fund’s investment management and distribution plans) would exceed an annual rate of 0.45% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $68,857 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were reduced by $121,852 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At the close of the reporting period, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $127 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $30, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning

32

the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $27,482 and $747 from the sale of class A and class M shares, respectively, and received $2,510 and $662 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $40,408,858 and $12,563,668, respectively. These figures include the cost of purchases to cover securities sold short and proceeds from sales of securities sold short of $2,063,305 and $2,658,055, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Contract Amounts	Premiums Received

Written options outstanding
at beginning of period	—	$—

Options opened	236,400	304,082
Options exercised	—	—
Options expired	—	—
Options closed	(236,400)	(304,082)

Written options outstanding
at end of period	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	For the period 5/18/09
	(commencement of operations) to 4/30/10

Class A	Shares	Amount

Shares sold	1,767,603	$35,364,994

Shares issued in connection with
reinvestment of distributions	24,617	481,266

	1,792,220	35,846,260

Shares repurchased	(485,946)	(10,214,143)

Net increase	1,306,274	$25,632,117

33

	For the period 5/18/09
	(commencement of operations) to 4/30/10

Class B	Shares	Amount

Shares sold	50,293	$866,845

Shares issued in connection with
reinvestment of distributions	972	18,971

	51,265	885,816

Shares repurchased	(12,199)	(229,407)

Net increase	39,066	$656,409

	For the period 5/18/09
	(commencement of operations) to 4/30/10

Class C	Shares	Amount

Shares sold	145,898	$2,857,306

Shares issued in connection with
reinvestment of distributions	1,487	28,998

	147,385	2,886,304

Shares repurchased	(10,956)	(185,795)

Net increase	136,429	$2,700,509

	For the period 5/18/09
	(commencement of operations) to 4/30/10

Class M	Shares	Amount

Shares sold	8,912	$183,592

Shares issued in connection with
reinvestment of distributions	48	944

	8,960	184,536

Shares repurchased	(108)	(2,000)

Net increase	8,852	$182,536

	For the period 5/18/09
	(commencement of operations) to 4/30/10

Class R	Shares	Amount

Shares sold	3,093	$62,661

Shares issued in connection with
reinvestment of distributions	23	444

	3,116	63,105

Shares repurchased	(54)	(1,139)

Net increase	3,062	$61,966

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	For the period 5/18/09
	(commencement of operations) to 4/30/10

Class Y	Shares	Amount

Shares sold	796,801	$15,680,774

Shares issued in connection with
reinvestment of distributions	9,885	193,353

	806,686	15,874,127

Shares repurchased	(42,585)	(862,062)

Net increase	764,101	$15,012,065

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

		Percent of
		class shares
	Shares	outstanding	Value

Class A	14,883	0.9%	$337,695

Class M	688	7.2	15,569

Class R	688	18.4	15,590

Note 5: Summary of derivative activity

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Total

Equity contracts	$298,183	$298,183

Total	$298,183	$298,183

Note 6: Initial capitalization and offering of shares

The fund was established as a series of the trust on May 18, 2009. Prior to May 18, 2009, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$3,950,000	263,333

Class B	10,000	667

Class C	10,000	667

Class M	10,000	667

Class R	10,000	667

Class Y	10,000	667

Note 7: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $6,040 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $38,619,711 and $35,047,410, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

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Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

36

Federal tax information (Unaudited)

The fund designated 13.02% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended April 30, 2010, the fund hereby designates 13.07%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended April 30, 2010, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates no amount of distributions paid as qualifying to be taxed as interest-related dividends, and $692,067 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

37

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class*, as follows:

	Votes for	Votes withheld

Ravi Akhoury	2,566,689,700	3,929,918

Jameson A. Baxter	2,566,704,258	3,915,360

Charles B. Curtis	2,566,702,967	3,916,651

Robert J. Darretta	2,566,745,632	3,873,986

Myra R. Drucker	2,566,694,748	3,924,870

John A. Hill	2,566,712,158	3,907,460

Paul L. Joskow	2,566,754,802	3,864,816

Elizabeth T. Kennan	2,566,690,713	3,928,905

Kenneth R. Leibler	2,566,733,552	3,886,066

Robert E. Patterson	2,566,763,419	3,856,199

George Putnam, III	2,566,693,850	3,925,768

Robert L. Reynolds	2,566,757,540	3,862,078

W. Thomas Stephens	2,566,760,127	3,859,491

Richard B. Worley	2,566,734,621	3,884,997

* Reflects votes with respect to the election of Trustees by funds of the Trust through January 15, 2010.

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

478,551	2,760	6,622	117,191

A proposal to amend the fundamental investment restrictions with respect to investment in commodities was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

471,193	2,177	14,563	117,191

All tabulations are rounded to the nearest whole number.

38

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Interactive Data
Born 1948	College, and a member of the Investment Committee	Corporation, a provider
Trustee since 2004	of the Kresge Foundation, a charitable trust. Retired in	of financial market
	2009 as Chair of the Board of Trustees of Commonfund,	data and analytics to
	a not-for-profit firm that manages assets for educational	financial institutions and
	endowments and foundations. Advisor to RCM Capital	investors
Management, an investment management firm, and to
the Employee Benefits Investment Committee of The
Boeing Company.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Currently	natural gas transmission
	on leave from his position as the Elizabeth and James	and power services;
	Killian Professor of Economics and Management at the	Exelon Corporation, an
	Massachusetts Institute of Technology. Prior to 2007,	energy company focused
	served as the Director of the Center for Energy and	on power services
Environmental Policy Research at MIT.

39

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Elizabeth T. Kennan	Partner of Cambus-Kenneth Farm (thoroughbred horse	Former Chairman and
Born 1938	and cattle breeding). President Emeritus of Mount	now Lead Director of
Trustee since 1992	Holyoke College. Trustee of the National Trust for Historic	Northeast Utilities,
	Preservation and of Centre College.	which operates New
England’s largest energy
delivery system

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Ruder Finn Group, a
Born 1949	Exchange, an electronic marketplace for the trading	global communications
Trustee since 2006	of derivative securities. Vice Chairman of Beth Israel	and advertising firm;
	Deaconess Hospital in Boston, Massachusetts.	Northeast Utilities,
which operates New
England’s largest energy
delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Chairman of	None
Born 1945	Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee since 2009	assets company, in December 2008.	company focused on
natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC , an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University	an investment
Trustee since 2004	of Pennsylvania Medical Center, the Robert Wood	management firm
Johnson Foundation, a philanthropic organization
devoted to health-care issues, and the National
Constitution Center. Also serves as a Director of
the Colonial Williamsburg Foundation, a historical
preservation organization, and as Chairman of the
Philadelphia Orchestra Association.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2010, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal , or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

40

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Charles E. Porter (Born 1938)	Management
Senior Advisor to the Trustees
Since 1989	Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Steven D. Krichmar (Born 1958)	Since 2007
Vice President and Principal Financial Officer	Managing Director, Putnam Investments,
Since 2002	Putnam Management and Putnam
Senior Managing Director, Putnam Investments	Retail Management

Janet C. Smith (Born 1965)	Mark C. Trenchard (Born 1962)
Vice President, Principal Accounting Officer and	Vice President and BSA Compliance Officer
Assistant Treasurer	Since 2002
Since 2007	Managing Director, Putnam Investments
Managing Director, Putnam Investments and
Putnam Management	Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Susan G. Malloy (Born 1957)	Since 1993
Vice President and Assistant Treasurer
Since 2007	Wanda M. McManus (Born 1947)
Managing Director, Putnam Investments	Vice President, Senior Associate Treasurer and
Assistant Clerk
Beth S. Mazor (Born 1958)	Since 2005
Vice President
Since 2002	Nancy E. Florek (Born 1957)
Managing Director, Putnam Investments	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
James P. Pappas (Born 1953)	Since 2005
Vice President
Since 2004
Managing Director, Putnam Investments and
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

41

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus , or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Income-Growth Trust
International Growth Fund* **	Equity Income Fund
New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund*	The Putnam Fund for Growth and Income
Vista Fund	International Value Fund* ††
Voyager Fund	Mid Cap Value Fund
Small Cap Value Fund*
Blend
Asia Pacific Equity Fund*	Income
Capital Opportunities Fund*	American Government Income Fund
Capital Spectrum Fund‡	Diversified Income Trust
Emerging Markets Equity Fund*	Floating Rate Income Fund
Equity Spectrum Fund‡	Global Income Trust*
Europe Equity Fund*	High Yield Advantage Fund*
Global Equity Fund*	High Yield Trust*
International Capital Opportunities Fund*	Income Fund
International Equity Fund*	Money Market Fund†
Investors Fund	U.S. Government Income Trust
Research Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

†† Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

42

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund
Global Industrials Fund
Global Natural Resources Fund
Global Sector Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund

Asset allocation

Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®

Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sectorcategories.

Investment Manager	Myra R. Drucker	Beth S. Mazor
Putnam Investment	Paul L. Joskow	Vice President
Management, LLC	Elizabeth T. Kennan
One Post Office Square	Kenneth R. Leibler	James P. Pappas
Boston, MA 02109	Robert E. Patterson	Vice President
George Putnam, III
Investment Sub-Manager	Robert L. Reynolds	Francis J. McNamara, III
Putnam Investments Limited	W. Thomas Stephens	Vice President and
57–59 St James’s Street	Richard B. Worley	Chief Legal Officer
London, England SW1A 1LD
	Officers	Robert R. Leveille
Investment Sub-Advisor	Robert L. Reynolds	Vice President and
The Putnam Advisory	President	Chief Compliance Officer
Company, LLC
One Post Office Square	Jonathan S. Horwitz	Mark C. Trenchard
Boston, MA 02109	Executive Vice President,	Vice President and
	Principal Executive	BSA Compliance Officer
Marketing Services	Officer, Treasurer and
Putnam Retail Management	Compliance Liaison	Judith Cohen
One Post Office Square		Vice President, Clerk and
Boston, MA 02109	Charles E. Porter	Assistant Treasurer
Senior Advisor to the Trustees
Custodian		Wanda M. McManus
State Street Bank	Steven D. Krichmar	Vice President, Senior Associate
and Trust Company	Vice President and	Treasurer and Assistant Clerk
Principal Financial Officer
Legal Counsel		Nancy E. Florek
Ropes & Gray LLP	Janet C. Smith	Vice President, Assistant Clerk,
	Vice President, Principal	Assistant Treasurer and
Trustees	Accounting Officer and	Proxy Manager
John A. Hill, Chairman	Assistant Treasurer
Jameson A. Baxter,
Vice Chairman	Susan G. Malloy
Ravi Akhoury	Vice President and
Charles B. Curtis	Assistant Treasurer
Robert J. Darretta

This report is for the information of shareholders of Putnam Equity Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN106 261581 6/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In May 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

April 30, 2010*	$52,945	$--	$5,554	$-

*For the period May 18, 2009 (commencement of operations) to April 30, 2010.

For the fiscal year ended April 30, , the fund’s independent auditor billed aggregate non-audit fees in the amount of $387,268, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

April 30, 2010	$ -	$ 262,883	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed- End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: June 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 28, 2010